UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2016

Item 1. Report to Stockholders.

Annual Report
For the Year Ended March 31, 2016

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund

Disclosures

Past performance is no guarantee of future results.  This commentary contains the current opinions of the author as of the referenced date, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

The Barclays U.S. Universal Bond Index (BC Univ) is an unmanaged index comprising U.S. dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Russell 3000 Index is a capitalization-weighted stock market index, maintained by the Russell Investment Group that seeks to be a benchmark of the entire U.S. stock market. It measures the performance of the 3,000 largest publicly held companies incorporated in the U.S. based on market capitalization.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

All return and currency figures are shown in USD.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

A basis point is a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument.  One basis point is equal to 1/100th of 1% or 0.01% (0.0001).

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management.  Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC. 20720

Table of Contents

Letter from the Chief Investment Officer and the President	2

Manager Reviews, Fund Overviews and Schedules of Investments

Osterweis Fund
Portfolio Managers’ Review	5
Fund Overview	7
Schedule of Investments	8

Osterweis Strategic Income Fund
Portfolio Managers’ Review	10
Fund Overview	11
Schedule of Investments	12

Osterweis Strategic Investment Fund
Portfolio Managers’ Review	16
Fund Overview	18
Schedule of Investments	19

Osterweis Institutional Equity Fund
Portfolio Managers’ Review	24
Fund Overview	26
Schedule of Investments	27

Financial Statements

Statements of Assets and Liabilities	29

Statements of Operations	30

Statements of Changes in Net Assets
Osterweis Fund	31
Osterweis Strategic Income Fund	32
Osterweis Strategic Investment Fund	33
Osterweis Institutional Equity Fund	34

Financial Highlights
Osterweis Fund	35
Osterweis Strategic Income Fund	36
Osterweis Strategic Investment Fund	37
Osterweis Institutional Equity Fund	38

Notes to Financial Statements	39

Report of Independent Registered Public Accounting Firm	49

Expense Examples	50

Trustees and Executive Officers	52

Additional Information	55

Privacy Notice	56

Letter from the Chief Investment Officer and the President

April 26, 2016

Dear Investors,

During the first quarter of 2016, global markets experienced exceptional volatility. Markets began their nose dive on the first day of trading this year as investors worried about deflationary trends, turmoil in credit markets and the possibility of a global recession. Then, in mid-February, a rebound in oil markets and new data suggesting stronger than expected U.S. growth caused sentiment to reverse and markets to recover. We believe that similar ambivalence and mood swings will persist for some time. Odds seem to favor an extended period of sub-par economic growth both in the U.S. and around the world. Now that the China growth boom is over, we simply do not see any other engine of global growth waiting to take its place. This suggests that investors may suffer continued periodic anxiety over the possibility of global recession. On the positive side, continued low inflation and low interest rates would seem consistent with this economic environment. This may create trading opportunities for the adroit and reward longer term investors who can correctly identify companies that can sustain attractive growth rates in the current sluggish macro-economic environment.

There is a tug-of-war today between the slow but steady expansion of the U.S. economy on the one hand and strong deflationary trends emanating from China’s economy on the other hand. If one focuses solely on the U.S. domestic economy, one sees a slow growth, low inflationary expansion with rising employment, modest wage growth and accommodative credit conditions. Conversely, if one focuses on the mess in China, one sees an economy that over-spent on infrastructure, manufacturing and real estate and is now a) cutting back on such expenditures, b) coming to grips with the immense amount of red ink and bad debt that resulted from over-investment, and c) experiencing capital outflows and downward pressure on its currency. China’s demand for raw materials has collapsed and so have commodity prices around the world. This has caused widespread pain in commodity–dependent economies such as Brazil, Australia, Canada, etc. The contrast between relative stability in the U.S. economy and the turmoil and uncertainty in China and the rest of the emerging markets has driven up the value of the U.S. dollar. This upward pressure on the U.S. dollar has caused pain not just for U.S. companies with direct commodity exposure but to nearly all U.S. companies with large non-U.S. operations. The net effect has been a mild earnings recession for the S&P 500.

The flip side of all the anguish over lower commodity prices and weaker global growth is lower inflation in the U.S., lower input costs for U.S. manufacturers and lower energy prices for U.S. consumers and businesses. These should be a positive underpinning for growth in the U.S. economy. The risk, however, is that commodity deflation can also have a negative psychological effect on consumers and businesses. If consumers and businesses expect a sustained drop in prices and persistent low interest rates, they may very well become cautious and begin to save more, leading to weak consumer spending and lower business capital expenditures. The resulting lower demand would further depress prices, reinforcing people’s caution and so on and so on. We are not predicting this kind of deflationary spiral, but it is our biggest worry. It would lead to the sort of lost decades experienced by Japan in recent years or to a milder version of what the U.S. experienced in the 1930’s. Recently, the consumer has, in fact, been cautious and the savings rate has edged up.

Social Structure of the New Economy

One fairly clear trend in the new economy is a growing divide between the haves and the have-nots. As the nature of work becomes ever-more bifurcated between cognitively demanding and undemanding jobs, those with cognitive skills reap rewards while those without get left behind. The makers of robots get rich while the workers replaced by robots get fired. Technology and globalization benefit the cognitively skilled and devastate the unskilled. This has led to growing income inequality and a deep sense of frustration, which we see playing out in the current political arena as disaffected voters look to Donald Trump and Bernie Sanders to make things better. We don’t think either one is likely to, even if elected. Nonetheless the political yearnings of their supporters are not going away.

As a result, one has to ask whether the social trends created by the new economy could engender a political response that ultimately has negative implications for future economic growth. Are we heading toward a negative feedback loop in which those people disadvantaged by technology and globalization gain enough political clout to demand policies that cause an economic slowdown rather than an economic acceleration? Nobody knows the answer to that question. One needs to watch how events unfold.

Oil: The New Supply/Demand Equation

Historically, the price of oil has correlated with the economic cycle. As a result, when oil prices resumed their decline from almost $50 per barrel in November of 2015 to below $30 in February, many investors feared that the collapse in oil

Letter from the Chief Investment Officer and the President

indicated that recession had set in. Our view is that what ails energy markets (not just oil but natural gas and coal as well) is excess supply. Demand has continued to grow nicely both here in the U.S. and around the world. Weak prices reflect surging supply principally here in the U.S. from vast, newly accessed unconventional shale oil and gas deposits. Incremental supplies from Organization of the Petroleum Exporting Countries (OPEC) producers (Saudi Arabia and Iran) seeking to maintain their share of global markets caused inventories to balloon and prices to crater over the past 18 months.

We do not expect energy prices to sustainably rebound much above $50-$55 for perhaps another 12 months, and a retest of $30 is possible. There is, however, a growing concern that the length and severity of the current commodity downturn may sow the seeds of a much stronger recovery in commodity prices than would have been predicted just 6-12 months ago. The combination of massive underspending by nearly all oil producers in response to low prices and stretched balance sheets means that reinvestment levels have dropped well below those needed to offset organic depletion of existing fields and keep up with continued demand growth. The longer prices stay below the $50-$60 range, the longer the industry will likely underspend. This could lead to a supply crisis developing sometime in the 2017-2020 time period.

Global oil markets may not start to reflect this for another 12-18 months given the remaining spare capacity from Iran, Saudi Arabia, Kuwait, and United Arab Emirates (UAE), as well as the startup of a few large deep water projects from the majors, but we expect that once the supply crisis hits, the only part of the global supply chain that has the ability to respond with new supply within a 12-24 month time frame is the U.S. The size, complexity and long lead time nature of the mega offshore, Arctic and oil sands projects that the super majors focus on means that they will not be able to get new supply to the market until 2020-22 especially now in the wake of massive downsizing that they are all engaged in. The super majors (Exxon Mobil, British Petroleum, Shell, Chevron, Total, etc.) are licking their wounds from overinvesting in the 2008-2014 time period and will need to see much tighter markets and higher prices for an extended period before they sanction any large new projects. The national oil companies from Petrobras to Petronas to Statoil are also reeling for many reasons. In summary, oil and gas prices today are well below levels at which nearly any oil and gas producer will sanction major new growth projects even after the bounce off 15-20 year lows earlier this year. This is true from the super majors all the way down to the smallest, fleetest of foot exploration and production companies.

How high could oil prices eventually rebound? Our fundamental view is that new drilling and fracking techniques have unlocked vast new supplies not just here in the U.S. but around the world. The result is that when prices do rebound back to and above the $55-$60 level, U.S. players will likely ramp up drilling and completion activities to get production growing again. Thanks to dramatic improvements in efficiencies, U.S. shale producers will not need prices to return to the $80-$100 range. The combination of lower corporate cost structures, less capital per well, more output per well, in-place infrastructure, delineated fields (low cost, prolific sweet spots are now known) and better understood drilling and completion techniques should mean that oil prices will not need to return to levels seen in the 2011-2014 time period. This should be a positive for global consumers of oil.

Monetary Policy: Any Bullets Left to Fire?

Given low growth and low inflation around the world, monetary authorities are flooding the system with money in an attempt to stimulate growth and create higher inflation. As a result several countries now have negative interest rates and the U.S. has extremely low interest rates. The monetary authorities are very afraid that low inflation could morph into actual deflation. Deflation is really bad for economic growth. First, it leads people to spend less and save more. Second, because debts are in nominal dollars and represent fixed obligations, debts become more onerous as the general level of prices declines. Thus in a deflationary environment, more companies cannot earn enough to repay debt, bankruptcies increase, banks suffer, credit contracts and the economy gets trapped in a deflationary spiral. (See Irving Fisher’s seminal piece: Debt Deflation and the Theory of Great Depressions.) This is what keeps central bankers up at night. It is not clear that further monetary easing can or will stimulate growth at this point.

Shifting Competitive Landscape

Over the last couple of decades, the competitive landscape of the U.S. economy has gradually shifted in favor of large, entrenched companies able to dominate their respective industries. It has also favored newer companies, such as Alphabet (formerly named Google), Amazon or Facebook, which have been able to create, define and then dominate newer industries such as web-search, e-commerce or social media. Once in place, these companies are hard to displace.

Letter from the Chief Investment Officer and the President

Numerous factors have contributed to this trend. Technology and globalization together have enabled better managed, aggressive companies to drive down costs and thereby create a sustainable advantage versus their competition. Growth in market size (i.e. global vs. regional) has enabled companies to achieve scale economies that smaller companies would struggle to attain. The result of all these factors has been to enhance the position of market leaders at the expense of weaker competitors. Recognizing this trend, we have refocused our attention onto more of these market-leading companies.

Our Current Positioning

Given the present level of uncertainty, we believe it is prudent to maintain a somewhat larger fixed income and cash position than normal. The stock market has enjoyed seven-plus years of a bull market and stocks are no longer dirt cheap. At the same time there are clear earnings headwinds in certain sectors, so keeping some extra dry powder seems sensible.

Second, in terms of equities, we are very focused on companies that can continue to grow despite the current headwind from a strong dollar and weak non-U.S. demand. These tend to be more U.S.-centric companies, particularly those that dominate some niche, industry or sector. In a stressed environment companies with strong balance sheets and better cost structures can gain market share and grow at the expense of their weaker competitors. We are trying to avoid weak also-rans like the plague.

Third, we are emphasizing companies with very strong or rapidly improving balance sheets and companies able to generate copious amounts of free cash flow. We believe these are the companies to own in an uncertain environment.

Fourth, from a fixed income perspective, we continue to believe that carefully selected, higher yielding bonds make the most sense in terms of the risk/reward trade off in the current slow growth, low inflation environment. Additionally, we are always on the lookout for bonds issued by solid companies that we feel are trading at attractive prices during market sell offs spurred by investor uncertainty.

Despite all the negatives we have touched on in this Outlook, the fact remains that the U.S. economy is still expanding, inflation and interest rates remain low, and numerous companies are still growing their earnings. To the extent we can correctly identify and invest in companies able to persistently grow earnings and whose stocks sell at reasonable valuations, we believe we should be able to produce favorable investment returns over time. Even in a challenged environment, really strong, market leading companies continue to grow and increase dividends over time. Our job is to identify them and exercise discipline in how much we are willing to pay for them.

If you are not currently receiving our quarterly shareholder letters and outlooks by email and would like to, please email contact@osterweis.com or call (800) 700-3316 to be added to our distribution list.

Sincerely,

John Osterweis	Matt Berler

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Fund (the “Fund”) generated a -11.35% total return for the 12-month period ending March 31, 2016, trailing its benchmark, the S&P 500 Index (the “S&P 500”), which returned 1.78% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The past fiscal year was marked by heightened recessionary concerns and increased volatility as investors grappled with the implications of a stronger U.S. dollar, slower growth in China and emerging markets and collapsing commodity prices. In response we saw investors flock to “safer” assets in the second fiscal quarter related to China’s decision to let its currency devalue versus the U.S. dollar. This was read by global markets as tacit acknowledgement by the Chinese authorities that China’s growth was flagging and needed a lift from a weaker currency. Given the leading role that China has played in driving global growth over the past decade, investors ran for the exits, fearful that a recession in China could trigger a global recession. Then in the third fiscal quarter the stock market rebounded as it appeared those fears were overblown and the Federal Reserve took its first step in normalizing interest rates.  Throughout the fiscal year much of the performance in the market has been concentrated in mega-cap stocks. This is evidenced by observing that the 50 largest market cap stocks within the broad Russell 3000 Index gained 5.9% on average over the past 12 months ending March 31, 2016 while the largest 1,000 stocks gained a nominal 0.5%. The next 2000 stocks actually dropped in value by 9.8% over the same period.

Portfolio Review

The 12-month period ending March 31, 2016 was challenging for the Fund, which posted disappointing performance on both an absolute basis and relative to the S&P 500. In terms of absolute performance, the second fiscal quarter accounted for most of the Fund’s loss, reflecting a global sell off originating in China as well as a steep decline in energy prices, to which our energy infrastructure stocks were not immune. For several years, it has been apparent to us that the U.S. and the rest of the world have entered a new era of energy abundance featuring lower prices and higher volumes—a stark change to the world we have known for the past 40 years. In this new landscape, we focused on non-commodity energy companies that could grow and prosper simply based on volume growth. This led us to infrastructure companies such as pipeline and storage facilities. We thought these stocks would hold up even in a weak commodity price environment owing to rising throughput volumes, cash flows and distributions to shareholders. Unfortunately, these stocks got hit just as hard as many of the commodity producers even though our companies continued to grow volumes, earnings, cash flows and distributions, as we expected. Short term this has hurt the Fund, but longer term we expect these strong companies to rebound as they continue to grow their distributions to shareholders.

Relative to the S&P 500, the majority of value detraction came in the second and third fiscal quarters. Besides being overweight in the energy sector, the Fund also fared worse than the benchmark due to our position in Valeant Pharmaceuticals, which has since been sold but not before the stock fell significantly during both quarters as it became an object of considerable controversy. We decided to exit the position last October, when we became concerned that the company’s growth may well face considerable obstacles in the months and quarters ahead. Although the stock performed very well for the Fund over the long term, the drop from its high hurt performance in 2015.

In addition, the past 12 months overall saw a handful of mega-cap blue chip U.S. stocks drive performance as investors sought safety amidst macro uncertainty. Our Fund has struggled to keep up in this environment in part because we have stayed true to our discipline of running a multi-cap, non-benchmark oriented, value influenced portfolio. We intentionally chart our own course and do not chase or follow the trend of the moment. This means that we can be temporarily out-of-sync with the market as we focus on protecting and growing our investors’ capital. In addition, when we make mistakes (as any manager will from time to time), they can have a larger impact on our short-term results given our active, high conviction, concentrated portfolio.

On the positive side, our investments in Information Technology performed quite nicely, beating their counterparts in the S&P 500 as well as every other sector of the benchmark. The Fund’s allocation differential in Financials versus the benchmark and its overweight in Utilities throughout the fiscal year also provided a modest boost to relative returns.

Osterweis Fund | Portfolio Managers’ Review

Outlook & Portfolio Positioning

Looking ahead we believe that investor ambivalence and mood swings will persist for some time as the market assesses the ability of the U.S. to continue growing against a backdrop of anemic global growth and a strong U.S. dollar. We think odds favor continued sub-par economic growth both in the U.S. and around the world. Now that the China growth boom is over, we simply do not see any other engine of global growth waiting to take its place. This suggests that investors may suffer continued periodic anxiety over the possibility of global recession. On the positive side, continued low inflation and low interest rates would seem consistent with this economic environment. This may create trading opportunities for the adroit and reward longer term investors who can correctly identify companies that can sustain attractive growth rates in the current sluggish macro-economic environment.

While we are not chasing the narrow set of large, expensive stocks that have been dominating the market, we have been quite active over the past nine months; repositioning the Fund’s holdings into the kind of companies we think will perform well in a slow growth, low inflation world in which financial leverage may remain problematic. In practice, this means we are focusing the Fund on strong companies that can grow in a challenging economic environment and continue to generate ample free cash flow. We were able to add several new positions during the market sell off in January/February and also added to some existing positions on the weakness. The Fund continues to hold an elevated level of cash but we think this could be advantageous if we see another bout of investor anxiety drive markets lower again in the months ahead. Cash can act as ballast during downdrafts and also gives us the ability to add positions as they reach attractive valuations. We never want to buy for the sake of buying, particularly in the late stages of a bull market. We remain singularly focused on finding and owning great or improving companies with good management, where we have a differentiated view on the company’s future prospects and we think that the downside risk is far outweighed by the potential upside.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2016
					Since Inception
	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	-11.35%	6.22%	5.19%	6.17%	10.18%
S&P 500 Index	1.78	11.58	7.01	5.99	8.99
Gross Expense Ratio as of 3/31/2016: 1.02%
Gross Expense Ratio as of 3/31/2015: 0.99%1
1  As of most recent Prospectus dated June 30, 2015.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Ten Years Ending 3/31/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2006 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation

Top Ten Equity Holdings
Charter Communications, Inc. – Class A	5.0%
Alphabet, Inc. – Class A & Class C	4.9
Allergan Plc	3.9
Diageo Plc	3.8
Cinemark Holdings, Inc.	3.7
Air Lease Corp.	3.5
Crown Holdings, Inc.	3.4
Magellan Midstream Partners L.P.	3.3
EPR Properties	3.3
GlaxoSmithKline Plc	3.2
Total	38.0%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at March 31, 2016

Shares		Value
Common Stocks: 68.8%

Aerospace & Defense: 1.9%
104,615	Boeing Co.	$13,279,828

Beverages: 3.8%
252,160	Diageo Plc – ADR	27,200,499

Containers & Packaging: 8.1%
282,980	Berry Plastics Group, Inc.[1]	10,229,727
495,800	Crown Holdings, Inc.[1]	24,586,722
1,448,052	Owens-Illinois, Inc.[1]	23,110,910
		57,927,359
Energy Equipment & Services: 1.1%
222,625	Halliburton Co.	7,952,165

Health Care Equipment & Supplies: 2.4%
107,570	Teleflex, Inc.	16,889,565

Independent Power & Renewable
Electricity Producers: 1.9%
483,100	NRG Yield, Inc. – Class A	6,555,667
483,100	NRG Yield, Inc. – Class C	6,879,344
		13,435,011
Industrial Conglomerates: 1.6%
366,485	General Electric Co.	11,650,558

Insurance: 2.4%
34,914	Alleghany Corp.[1]	17,324,327

Internet & Catalog Retail: 2.3%
641,975	Liberty Interactive Corp. – Class A1	16,209,869

Internet Software & Services: 6.7%
11,105	Alphabet, Inc. – Class A1	8,472,004
36,067	Alphabet, Inc. – Class C1	26,868,112
525,195	eBay, Inc.[1]	12,531,153
		47,871,269
Media: 11.3%
177,130	Charter Communications,
	Inc. – Class A1	35,856,426
737,255	Cinemark Holdings, Inc.	26,415,847
505,895	Liberty Global Plc[1]	19,001,416
		81,273,689
Pharmaceuticals: 17.2%
104,065	Allergan Plc[1]	27,892,542
136,530	Bayer AG – ADR	16,014,969
574,895	GlaxoSmithKline Plc – ADR	23,311,992
201,150	Johnson & Johnson	21,764,430
199,725	Novartis AG – ADR	14,468,079
157,445	Perrigo Co. Plc	20,141,939
		123,593,951
Road & Rail: 1.6%
146,165	Union Pacific Corp.	11,627,426

Trading Companies & Distributors: 3.5%
787,786	Air Lease Corp.	25,303,686

Water Utilities: 3.0%
315,715	American Water Works Co., Inc.	21,762,235

Total Common Stocks
(Cost $359,675,529)		493,301,437

Partnerships & Trusts: 5.0%

Oil, Gas & Consumable Fuels: 5.0%
421,840	Enterprise Products Partners L.P.	10,385,701
344,769	Magellan Midstream Partners L.P.	23,720,107
93,367	VTTI Energy Partners L.P.[2]	1,727,290
		35,833,098
Total Partnerships & Trusts
(Cost $5,207,386)		35,833,098

Real Estate Investment Trusts: 3.3%

354,815	EPR Properties	23,637,775

Total Real Estate Investment Trusts
(Cost $20,569,143)		23,637,775

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2016

Shares	Value
Short-Term Investments: 23.1%

165,882,513	Federated U.S. Treasury
Cash Reserves – Class I, 0.165%[3]	$165,882,513
Total Short-Term Investments
(Cost $165,882,513)	165,882,513
Total Investments in Securities: 100.2%
(Cost $551,334,571)	718,654,823
Liabilities in Excess of Other Assets: (0.2)%	(1,280,573)
Total Net Assets: 100.0%	$717,374,250

ADR – American Depositary Receipt
[1]	Non-income producing security.
[2]	All or a portion of this security is considered illiquid. As of March 31, 2016, the total market value of illiquid securities was $1,727,290 or 0.2% of net assets.
[3]	Annualized seven-day yield as of March 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ended March 31, 2016, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of -2.39%, trailing the Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 1.96% over the same period. (Please see standardized performance in the table following this review.)  The Fund also trailed the Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 1.75% over the same period.

Market Review

The first three quarters of the fiscal year were very frustrating for investors, with plenty of volatility, virtually no standouts and quite a few disappointments. Despite relatively steady U.S. economic growth, domestic equities were essentially flat with the exception of some tech-heavy indices. U.S. investment grade bond performance was also essentially flat, while high yield, still under pressure from declining energy and industrial commodity prices, lost money.  In the last fiscal quarter, the volatility trend continued as investors initially focused on safety and then later started considering the possibility that economic growth would continue at its slow pace and not dip into recession.

Portfolio Review

During the fiscal year, our sector allocation, duration management and issue selection detracted from relative returns versus the BC Univ.

High yield was the only sector to suffer a loss in the BC Univ, falling over 365 basis points.  Consequently, the Fund’s significant overweight in high yield detracted notably from relative performance. Over the period, the Fund’s high yield weighting averaged 82%, ranging from 74% to 88%, compared to an average of 6% in the BC Univ.

During the fiscal year, shorter term Treasury yields rose while longer term yields generally ended the period lower. Since bond prices typically fall as yields rise and vice versa, the Fund’s shorter duration positioning compared to the BC Univ was a detractor from relative performance.

Detracting slightly from relative returns was our issue selection, with the Fund’s high yield securities as a whole generating a negative return as this market came under pressure, particularly in the second and third fiscal quarters.

Outlook & Portfolio Positioning

The market’s whip-saw action in the fourth fiscal quarter was difficult for investors.  The markets are having trouble finding direction as investors are faced with difficult conditions in much of the world. Continued growth, albeit slow and subdued, in the U.S. versus economic slowdowns in other parts of the world are even giving the Federal Reserve (the “Fed”) pause on what should be their next course of action. They have delayed the next rate hike, and we think that they are likely to be very cautious about raising rates soon despite near full employment levels in the U.S. and inflation near its target rate.

In an environment with slow growth, low inflation and limited rises in interest rates, we continue to believe that carefully selected higher yielding bonds make the most sense in terms of the risk/reward trade off.  Additionally, we are always on the lookout for bonds issued by solid companies that we feel are trading at attractive prices during market selloffs spurred by investor uncertainty.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

The Barclay’s U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2016
					Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	-2.39%	1.45%	3.45%	5.67%	6.61%
Barclays U.S. Aggregate Bond Index	1.96	2.50	3.78	4.90	4.59
Gross Expense Ratio as of 3/31/2016: 0.82%
Gross Expense Ratio as of 3/31/2015: 0.82%1
1  As of most recent Prospectus dated June 30, 2015.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Ten Years Ending 3/31/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2006 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation

Top Ten Debt Holdings
Rite Aid Corp., 9.250%	4.3%
CHS/Community Health Systems, Inc., 8.000%	2.9
Icahn Enterprises L.P., 3.500%	2.5
US Foods, Inc., 8.500%	2.2
Regis Corp., 5.500%	2.2
Hertz Corp., 7.500%	2.0
BI-LO LLC, 8.625%	2.0
Transfield Services Ltd., 8.375%	1.7
Shearer’s Foods LLC, 9.000%	1.6
ADS Tactical, Inc., 11.000%	1.6
Total	23.0%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at March 31, 2016

Shares		Value
Convertible Preferred Stocks: 0.9%

Machinery: 0.9%
390,000	Blue Bird Corp., 7.625%[1,2]	$41,508,480

Total Convertible Preferred Stocks
(Cost $39,000,000)		41,508,480

Principal
Amount
Bonds: 85.6%
Corporate Bonds: 83.0%

Aerospace & Defense: 3.4%
	ADS Tactical, Inc.
$75,399,000	11.000%, 04/01/2018[1]	76,341,487
	Bombardier, Inc.
55,750,000	5.500%, 09/15/2018[1]	51,568,750
	Kratos Defense &
	Security Solutions, Inc.
44,682,000	7.000%, 05/15/2019	35,745,600
		163,655,837
Air Freight & Logistics: 1.6%
	XPO Logistics, Inc.
48,156,000	7.875%, 09/01/2019[1]	50,082,240
25,000,000	6.500%, 06/15/2022[1]	24,406,250
		74,488,490

Banks: 0.4%
	CIT Group, Inc.
19,635,000	5.000%, 05/15/2017	20,027,700

Beverages: 1.9%
	Beverages & More, Inc.
79,775,000	10.000%, 11/15/2018[1]	71,897,219
	Cott Beverages, Inc.
16,500,000	6.750%, 01/01/2020	17,366,250
		89,263,469
Building Products: 1.5%
	Cleaver-Brooks, Inc.
59,670,000	8.750%, 12/15/2019[1]	56,686,500
17,775,000	9.750%, 12/31/2019[1,2]	15,860,330
		72,546,830
Capital Markets: 1.5%
	Oppenheimer Holdings, Inc.
71,198,000	8.750%, 04/15/2018	72,799,955

Chemicals: 1.4%
	Consolidated Energy Finance SA
40,500,000	6.750%, 10/15/2019[1]	38,778,750
	HIG BBC Intermediate Holdings LLC
37,536,056	10.500% Cash or 11.25%
	PIK, 09/15/2018[1]	26,462,919
		65,241,669
Commercial Services & Supplies: 5.6%
	GFL Environmental, Inc.
49,500,000	9.875%, 02/01/2021[1]	51,727,500
67,625,000	7.875%, 04/01/2020[1]	67,455,937
	R.R. Donnelley & Sons Co.
7,576,000	8.600%, 08/15/2016	7,733,035
29,010,000	8.250%, 03/15/2019	30,496,763
17,274,000	8.875%, 04/15/2021	17,338,777
13,064,000	7.000%, 02/15/2022	12,149,520
	Transfield Services Ltd.
79,275,000	8.375%, 05/15/2020[1]	81,455,063
		268,356,595
Computers & Peripherals: 0.5%
	Western Digital Corp.
4,500,000	7.375%, 04/01/2023[1]	4,601,250
19,000,000	10.500%, 04/01/2024[1]	19,095,000
		23,696,250
Construction & Engineering: 1.0%
	Michael Baker Holdings LLC
11,529,375	8.875% Cash or 9.625%
	PIK, 04/15/2019[1]	7,378,800
	Michael Baker International LLC
48,265,000	8.250%, 10/15/2018[1]	41,990,550
		49,369,350
Construction Materials: 2.1%
	Associated Asphalt Partners LLC
52,400,000	8.500%, 02/15/2018[1]	53,317,000
	Rain CII Carbon LLC
53,543,000	8.000%, 12/01/2018[1]	44,708,405
		98,025,405
Consumer Finance: 3.3%
	Ally Financial, Inc.
26,650,000	3.500%, 07/18/2016	26,729,950
4,740,000	2.750%, 01/30/2017	4,728,150
49,000,000	3.250%, 11/05/2018	48,314,000
27,702,000	8.000%, 12/31/2018	29,987,415
	Enova International, Inc.
64,950,000	9.750%, 06/01/2021	46,439,250
		156,198,765

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2016

Principal
Amount		Value
Containers & Packaging: 1.5%
	Ardagh Packaging Finance Plc
$51,700,000	6.250%, 01/31/2019[1]	$51,409,188
23,254,237	7.000%, 11/15/2020[1]	22,265,932
		73,675,120
Diversified Consumer Services: 2.8%
	Outerwall, Inc.
33,885,000	6.000%, 03/15/2019	28,971,675
	Regis Corp.
103,525,000	5.500%, 12/02/2019[1]	103,007,375
		131,979,050
Diversified Financial Services: 3.4%
	Icahn Enterprises L.P.
118,885,000	3.500%, 03/15/2017	118,885,000
	Intrepid Aviation Group
	Holdings LLC
15,750,000	8.250%, 07/15/2017[1]	14,805,000
31,500,000	6.875%, 02/15/2019[1]	26,066,250
		159,756,250
Diversified Telecommunication Services: 0.5%
	West Corp.
28,117,000	5.375%, 07/15/2022[1]	25,897,163

Electrical Equipment: 1.0%
	Power Solutions International, Inc.
53,000,000	5.500%, 05/01/2018[1,2]	49,371,938

Electronic Equipment, Instruments
& Components: 0.7%
	KEMET Corp.
43,862,000	10.500%, 05/01/2018	32,348,225

Energy Equipment & Services: 0.1%
	ION Geophysical Corp.
10,400,000	8.125%, 05/15/2018	5,252,000

Food & Staples Retailing: 12.1%
	BI-LO LLC
121,912,000	8.625% Cash or 9.375%
	PIK, 09/15/2018[1]	93,415,070
	KeHE Distributors LLC
33,825,000	7.625%, 08/15/2021[1]	32,472,000
	Rite Aid Corp.
195,112,000	9.250%, 03/15/2020	205,355,380
	Tesco Plc
37,750,000	2.700%, 01/05/2017[1]	37,803,303
	Tops Holding II Corp.
66,880,000	8.750%, 06/15/2018	65,208,000
	Tops Holding/Markets II
37,125,000	8.000%, 06/15/2022[1]	34,526,250
	US Foods, Inc.
102,804,000	8.500%, 06/30/2019	106,016,625
		574,796,628
Food Products: 3.7%
	Hearthside Group Holdings LLC
67,140,000	6.500%, 05/01/2022[1]	57,404,700
	Shearer’s Foods LLC
72,838,000	9.000%, 11/01/2019[1]	76,661,995
	Simmons Foods, Inc.
49,000,000	7.875%, 10/01/2021[1]	41,405,000
		175,471,695
Health Care Providers & Services: 4.2%
	CHS/Community
	Health Systems, Inc.
143,612,000	8.000%, 11/15/2019	140,560,245
	Hanger, Inc.
69,020,000	9.125%, 11/15/2018	61,772,900
		202,333,145
Hotels, Restaurants & Leisure: 4.0%
	Boyd Gaming Corp.
38,443,000	9.000%, 07/01/2020	40,749,580
	Carrols Restaurant Group, Inc.
24,750,000	8.000%, 05/01/2022	26,668,125
	MGM Resorts International
19,500,000	10.000%, 11/01/2016	20,361,608
3,851,000	7.625%, 01/15/2017	4,005,040
	Peninsula Gaming Corp.
33,356,000	8.375%, 02/15/2018[1]	34,106,510
	Ruby Tuesday, Inc.
67,585,000	7.625%, 05/15/2020	66,571,225
		192,462,088
Household Durables: 1.5%
	Century Intermediate Holding Co.
69,567,000	9.750% Cash or 10.500%
	PIK, 02/15/2019[1]	70,784,423

Independent Power & Renewable
Electricity Producers: 1.3%
	NRG Energy, Inc.
60,040,000	8.250%, 09/01/2020	60,790,500

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2016

Principal
Amount		Value
IT Services: 0.6%
	Unisys Corp.
$26,207,000	6.250%, 08/15/2017	$26,436,311

Leisure Products: 1.2%
	Smith & Wesson Holding Corp.
55,000,000	5.000%, 07/15/2018[1]	55,825,000

Machinery: 1.9%
	Navistar International Corp.
61,525,000	8.250%, 11/01/2021	45,220,875
	Waterjet Holdings, Inc.
43,860,000	7.625%, 02/01/2020[1]	43,860,000
		89,080,875
Media: 2.6%
	Lions Gate Entertainment Corp.
19,500,000	5.250%, 08/01/2018	19,987,500
	MDC Partners, Inc.
49,425,000	6.750%, 04/01/2020[1]	51,123,984
18,500,000	6.500%, 05/01/2024[1]	18,939,375
	NAI Entertainment Holdings
34,908,000	5.000%, 08/01/2018[1]	35,562,525
		125,613,384
Metals & Mining: 2.5%
	A.M. Castle & Co.
63,638,000	12.750%, 12/15/2018[1]	46,614,835
	Coeur Mining, Inc.
49,075,000	7.875%, 02/01/2021	39,628,063
	Hecla Mining Co.
38,500,000	6.875%, 05/01/2021	31,185,000
		117,427,898
Multiline Retail: 0.1%
	Bon-Ton Department Stores, Inc.
8,137,000	10.625%, 07/15/2017	6,753,710

Oil, Gas & Consumable Fuels: 3.6%
	Calumet Specialty
	Products Partners L.P.
2,640,000	6.500%, 04/15/2021	1,887,600
9,126,000	7.625%, 01/15/2022	6,502,275
46,500,000	7.750%, 04/15/2023	31,852,500
	Genesis Energy L.P. /
	Genesis Energy Finance Corp.
28,500,000	6.750%, 08/01/2022	26,505,000
	Global Partners /
	GLP Finance Corp.
50,726,000	6.250%, 07/15/2022	38,044,500
	NGL Energy Partners L.P.
24,250,000	6.875%, 10/15/2021	14,428,750
	Targa Resources Partners L.P.
49,000,000	5.000%, 01/15/2018	49,122,500
	Vanguard Natural Resources LLC
38,616,000	7.875%, 04/01/2020	5,695,860
		174,038,985
Paper & Forest Products: 0.8%
	Resolute Forest Products, Inc.
54,846,000	5.875%, 05/15/2023	37,295,280

Pharmaceuticals: 1.1%
	VPII Escrow Corp.
56,870,000	6.750%, 08/15/2018[1]	51,893,875

Road & Rail: 2.0%
	Hertz Corp.
93,792,000	7.500%, 10/15/2018	95,527,152

Semiconductors & Semiconductor Equipment: 0.7%
	Global A&T Electronics Ltd.
50,500,000	10.000%, 02/01/2019[1]	32,446,250
2,500,000	10.000%, 02/01/2019[1]	1,606,250
		34,052,500
Specialty Retail: 1.0%
	Caleres, Inc.
46,816,000	6.250%, 08/15/2023	47,050,080

Thrifts & Mortgage Finance: 1.0%
	Nationstar Mortgage Holdings, Inc.
47,791,000	9.625%, 05/01/2019	49,642,901

Tobacco: 0.9%
	Alliance One International, Inc.
53,750,000	9.875%, 07/15/2021	41,185,937

Trading Companies & Distributors: 1.1%
	International Lease Finance Corp.
39,412,000	8.750%, 03/15/2017	41,615,131
8,652,000	8.875%, 09/01/2017	9,326,856
		50,941,987
Wireless Telecommunication Services: 0.9%
	T-Mobile USA, Inc.
43,864,000	6.464%, 04/28/2019	44,960,600

Total Corporate Bonds
(Cost $4,309,739,262)		3,956,315,015

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2016

Principal
Amount		Value
Convertible Bonds: 2.6%

Air Freight & Logistics: 0.1%
	XPO Logistics, Inc.
$2,720,000	4.500%, 10/01/2017	$5,144,200

Electronic Equipment, Instruments
& Components: 0.1%
	InvenSense, Inc.
4,000,000	1.750%, 11/01/2018	3,685,000

Health Care Equipment & Supplies: 0.7%
	Teleflex, Inc.
12,700,000	3.875%, 08/01/2017	32,488,188

IT Services: 0.7%
	Unisys Corp.
33,000,000	5.500%, 03/01/2021[1]	32,958,750

Machinery: 1.0%
	Chart Industries, Inc.
23,949,000	2.000%, 08/01/2018	21,389,451
	Navistar International Corp.
42,210,000	4.500%, 10/15/2018	25,378,762
		46,768,213
Metals & Mining: 0.0%[3]
	A.M. Castle & Co.
6,700,000	7.000%, 12/15/2017	3,149,000

Total Convertible Bonds
(Cost $121,525,480)		124,193,351

Total Bonds
(Cost $4,431,264,742)		4,080,508,366

Shares
Short-Term Investments: 11.3%
269,555,329	Federated U.S. Treasury
	Cash Reserves – Class I, 0.165%[4]	269,555,329
269,555,329	Morgan Stanley Institutional
	Liquidity Funds – Treasury
	Securities Portfolio, 0.180%[4]	269,555,329
		539,110,658
Total Short-Term Investments
(Cost $539,110,658)		539,110,658
Total Investments in Securities: 97.8%
(Cost $5,009,375,400)		4,661,127,504
Other Assets in Excess of Liabilities: 2.2%		105,756,849
Total Net Assets: 100.0%		$4,766,884,353

PIK – Payment-in-kind – represents the security may pay interest in additional par.
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At March 31, 2016, the value of these securities amounted to $1,967,555,371, or 41.3% of net assets.

[2]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security. (See Note 2A).
[3]	Less than 0.05%.
[4]	Annualized seven-day yield as of March 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a -9.40% total return for the 12-month period ending March 31, 2016, trailing its blended benchmark, composed of 60% S&P 500 Index (the “S&P 500”) and 40% Barclays U.S. Aggregate Bond Index (the “BC Agg”) , which returned 2.09% over the same period. (Please see standardized performance in the table following this review.) The Fund also trailed a blended benchmark composed of 60% S&P 500 and 40% Barclays U.S. Universal Bond Index (the “BC Univ”), which returned 1.99% over the same period.

Market Review

The past fiscal year was marked by heightened recessionary concerns and increased volatility as investors grappled with the implications of a stronger U.S. dollar, slower growth in China and emerging markets and collapsing commodity prices. In response we saw investors flock to “safer” assets in the second fiscal quarter related to China’s decision to let its currency devalue versus the U.S. dollar. This was read by global markets as tacit acknowledgement by the Chinese authorities that China’s growth was flagging and needed a lift from a weaker currency. Given the leading role that China has played in driving global growth over the past decade, investors ran for the exits, fearful that a recession in China could trigger a global recession. Then in the third fiscal quarter the stock market rebounded as it appeared those fears were overblown and the Federal Reserve took its first step in normalizing interest rates.  Throughout the fiscal year much of the performance in the equity market has been concentrated in mega-cap stocks. This is evidenced by observing that the 50 largest market cap stocks within the broad Russell 3000 Index gained 5.9% on average over the past 12 months ending March 31, 2016 while the largest 1,000 stocks gained a nominal 0.5%. The next 2000 stocks actually dropped in value by 9.8% over the same period. In the bond market, we saw investment grade bonds perform surprisingly well as inflation and interest rates remained subdued and as investors stuck with “safer” assets despite continued positive growth in the U.S.

Portfolio Review

The Fund’s allocation to equities declined during the past fiscal year, beginning the period at 63% and ending at 49%. The average over the past 12 months was 56%, while fixed income and cash accounted for the remaining 38% and 6%, respectively.

Equities

The 12-month period ending March 31, 2016 was challenging for the Fund’s equities, which posted disappointing performance on both an absolute basis and relative to the S&P 500. In terms of absolute performance, the second fiscal quarter accounted for most of the loss, reflecting a global sell off originating in China as well as a steep decline in energy prices, to which our energy infrastructure stocks were not immune. For several years, it has been apparent to us that the U.S. and the rest of the world have entered a new era of energy abundance featuring lower prices and higher volumes—a stark change to the world we have known for the past 40 years. In this new landscape, we focused on non-commodity energy companies that could grow and prosper simply based on volume growth. This led us to infrastructure companies such as pipeline and storage facilities. We thought these stocks would hold up even in a weak commodity price environment owing to rising throughput volumes, cash flows and distributions to shareholders. Unfortunately, these stocks got hit just as hard as many of the commodity producers even though our companies continued to grow volumes, earnings, cash flows and distributions, as we expected. Short term this has hurt the Fund, but longer term we expect these strong companies to rebound as they continue to grow their distributions to shareholders.

Relative to the S&P 500, the majority of value detraction came in the second and third fiscal quarters. Besides being overweight in the energy sector, the Fund also fared worse than the benchmark due to our position in Valeant Pharmaceuticals, which has since been sold but not before the stock fell significantly during both quarters as it became an object of considerable controversy. We decided to exit the position last October, when we became concerned that the company’s growth may well face considerable obstacles in the months and quarters ahead. Although the stock performed very well for the Fund over the long term, the drop from its high hurt performance in 2015.

In addition, the past 12 months overall saw a handful of mega-cap blue chip U.S. stocks drive performance as investors sought safety amidst macro uncertainty. Our stocks have struggled to keep up in this environment in part because we have stayed true to our discipline of running a multi-cap, non-benchmark oriented, value influenced portfolio. We intentionally chart our own course and do not chase or follow the trend of the moment. This means that we can be temporarily out-of-sync with the market as we focus on protecting and growing our investors’ capital. In addition, when we make mistakes (as any manager will from time to time), they can have a larger impact on our short-term results given our active, high conviction, concentrated portfolio.

Strategic Investment Fund | Portfolio Managers’ Review

On the positive side, our equity investments in Information Technology performed quite nicely, beating their counterparts in the S&P 500 as well as every other sector of the benchmark. The Fund’s allocation differential in Financials versus the benchmark and its overweight in Utilities throughout the fiscal year also provided a modest boost to relative returns.

Fixed Income

During the fiscal year, the Fund’s fixed income holdings trailed the BC Univ. Our sector allocation and duration management detracted from fixed income returns versus the BC Univ, and issue selection helped only slightly.

High yield was the only sector to suffer a loss in the BC Univ, falling over 365 basis points.  Consequently, the Fund’s significant overweight in high yield detracted notably from relative performance. Over the period, the Fund’s high yield weighting averaged 98% of the fixed income holdings, compared to an average of 6% in the BC Univ.

During the fiscal year, shorter term Treasury yields rose while longer term yields generally ended the period lower. Since bond prices typically fall as yields rise and vice versa, the Fund’s shorter duration fixed income positioning compared to the BC Univ was a detractor from relative performance.

Adding a bit to relative returns was our issue selection in high yield. Nevertheless, these non-investment grade holdings within the Fund still generated a negative absolute return as this market came under pressure, particularly in the second and third fiscal quarters.

Outlook & Portfolio Positioning

Looking ahead we believe that investor ambivalence and mood swings will persist for some time as the market assesses the ability of the U.S. to continue growing against a backdrop of anemic global growth and a strong U.S. dollar. We think odds favor continued sub-par economic growth both in the U.S. and around the world. Now that the China growth boom is over, we simply do not see any other engine of global growth waiting to take its place. This suggests that investors may suffer continued periodic anxiety over the possibility of global recession. On the positive side, continued low inflation and low interest rates would seem consistent with this economic environment. This may create trading opportunities for the adroit and reward longer term investors who can correctly identify companies that can sustain attractive growth rates in the current sluggish macro-economic environment.

While we are not chasing the narrow set of large, expensive stocks that have been dominating the market, we have been quite active over the past nine months; repositioning the Fund’s equity holdings into the kind of companies we think will perform well in a slow growth, low inflation world in which financial leverage may remain problematic. In practice, this means we are focusing the Fund on strong companies that can grow in a challenging economic environment and continue to generate ample free cash flow. We were able to add several new positions during the market sell off in January/February and also added to some existing positions on the weakness. We remain singularly focused on finding and owning great or improving companies with good management, where we have a differentiated view on the company’s future prospects and we think that the downside risk is far outweighed by the potential upside.

For fixed income, in an environment with slow growth, low inflation and historically low yields on investment grade bonds, we continue to believe that carefully selected higher yielding bonds make the most sense in terms of the risk/reward trade off.  Additionally, we are always on the lookout for bonds issued by solid companies that we feel are trading at attractive prices during market selloffs spurred by investor uncertainty.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

The Barclay’s U.S. Universal Bond Index is used in the above fixed income analysis as its investment universe more closely resembles that of the Fund’s fixed income holdings.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2016
				Since Inception
	1 Yr.	3 Yr.	5 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	-9.40%	3.86%	6.41%	8.89%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	2.09	8.18	8.61	10.53
Gross Expense Ratio as of 3/31/2016: 1.13%
Gross Expense Ratio as of 3/31/2015: 1.13%1
1  As of most recent Prospectus dated June 30, 2015.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $10K (Inception to 3/31/2016)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset/Sector Allocation

Equities are classified by GICS sector. Bonds are classified by bond type.

Top Ten Equity Holdings
Charter Communications, Inc. – Class A	3.1%
Alphabet, Inc. – Class A & Class C	2.6
Crown Holdings, Inc.	2.5
American Water Works Co., Inc.	2.5
Owens-Illinois, Inc.	2.3
Diageo Plc	2.2
GlaxoSmithKline Plc	2.2
Cinemark Holdings, Inc.	2.2
Allergan Plc	2.1
Air Lease Corp.	2.1
Total	23.8%

Top Ten Debt Holdings
Boyd Gaming Corp., 9.000%	1.1%
Rite Aid Corp., 9.250%	1.0
XPO Logistics, Inc., 7.875%	0.9
US Foods, Inc., 8.500%	0.9
Transfield Services Ltd., 8.375%	0.9
T-Mobile USA, Inc., 6.464%	0.9
Oppenheimer Holdings, Inc., 8.750%	0.9
CIT Group, Inc., 5.000%	0.9
Hertz Corp., 7.500%	0.9
Century Intermediate Holding Co., 9.750%	0.9
Total	9.3%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at March 31, 2016

Shares		Value
Common Stocks: 43.2%

Aerospace & Defense: 1.1%
23,520	Boeing Co.	$2,985,629

Beverages: 2.2%
57,225	Diageo Plc – ADR	6,172,861

Containers & Packaging: 5.6%
64,575	Berry Plastics Group, Inc.[1]	2,334,386
136,955	Crown Holdings, Inc.[1]	6,791,599
396,375	Owens-Illinois, Inc.[1]	6,326,145
		15,452,130
Energy Equipment & Services: 0.7%
51,345	Halliburton Co.	1,834,043

Health Care Equipment & Supplies: 1.2%
20,790	Teleflex, Inc.	3,264,238

Independent Power & Renewable
Electricity Producers: 1.5%
148,565	NRG Yield, Inc. – Class A	2,016,027
148,565	NRG Yield, Inc. – Class C	2,115,566
		4,131,593
Industrial Conglomerates: 1.5%
126,845	General Electric Co.	4,032,402

Insurance: 1.4%
7,876	Alleghany Corp.[1]	3,908,071

Internet & Catalog Retail: 1.2%
136,520	Liberty Interactive Corp. – Class A1	3,447,130

Internet Software & Services: 3.6%
1,840	Alphabet, Inc. – Class A1	1,403,736
7,706	Alphabet, Inc. – Class C1	5,740,585
121,935	eBay, Inc.[1]	2,909,369
		10,053,690
Media: 6.9%
41,810	Charter Communications,
	Inc. – Class A1	8,463,598
170,894	Cinemark Holdings, Inc.	6,123,132
116,875	Liberty Global Plc[1]	4,389,825
		18,976,555
Pharmaceuticals: 10.9%
21,555	Allergan Plc[1]	5,777,387
33,905	Bayer AG – ADR	3,977,056
151,215	GlaxoSmithKline Plc – ADR	6,131,768
46,415	Johnson & Johnson	5,022,103
58,765	Novartis AG – ADR	4,256,937
39,605	Perrigo Co. Plc	5,066,668
		30,231,919
Road & Rail: 1.0%
33,540	Union Pacific Corp.	2,668,107

Trading Companies & Distributors: 2.0%
176,615	Air Lease Corp.	5,672,874

Water Utilities: 2.4%
98,295	American Water Works Co., Inc.	6,775,474

Total Common Stocks
(Cost $101,000,313)		119,606,716

Convertible Preferred Stocks: 0.4%

Machinery: 0.4%
10,000	Blue Bird Corp., 7.625%[2,4]	1,064,320

Total Convertible Preferred Stocks
(Cost $1,000,000)		1,064,320

Partnerships & Trusts: 3.3%

Oil, Gas & Consumable Fuels: 3.3%
154,910	Enterprise Products Partners L.P.	3,813,884
72,970	Magellan Midstream Partners L.P.	5,020,336
21,280	VTTI Energy Partners L.P.[3]	393,680
		9,227,900
Total Partnerships & Trusts
(Cost $6,906,573)		9,227,900

Real Estate Investment Trusts: 2.0%

81,375	EPR Properties	5,421,203

Total Real Estate Investment Trusts
(Cost $4,736,958)		5,421,203

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2016

Principal
Amount		Value
Bonds: 43.4%
Corporate Bonds: 41.4%

Aerospace & Defense: 1.5%
	ADS Tactical, Inc.
$2,000,000	11.000%, 04/01/2018[2]	$2,025,000
	Bombardier, Inc.
2,000,000	5.500%, 09/15/2018[2]	1,850,000
	Kratos Defense &
	Security Solutions, Inc.
200,000	7.000%, 05/15/2019	160,000
		4,035,000
Air Freight & Logistics: 0.9%
	XPO Logistics, Inc.
2,500,000	7.875%, 09/01/2019[2]	2,600,000

Banks: 0.9%
	CIT Group, Inc.
2,500,000	5.000%, 05/15/2017	2,550,000

Beverages: 0.7%
	Beverages & More, Inc.
1,000,000	10.000%, 11/15/2018[2]	901,250
	Cott Beverages, Inc.
1,000,000	6.750%, 01/01/2020	1,052,500
		1,953,750
Building Products: 0.5%
	Cleaver-Brooks, Inc.
1,125,000	8.750%, 12/15/2019[2]	1,068,750
225,000	9.750%, 12/31/2019[2,4]	200,764
		1,269,514
Capital Markets: 0.9%
	Oppenheimer Holdings, Inc.
2,500,000	8.750%, 04/15/2018	2,556,250

Chemicals: 1.0%
	Consolidated Energy Finance SA
2,500,000	6.750%, 10/15/2019[2]	2,393,750
	HIG BBC Intermediate Holdings LLC
542,187	10.500% Cash or 11.250%
	PIK, 09/15/2018[2]	382,242
		2,775,992
Commercial Services & Supplies: 2.5%
	GFL Environmental, Inc.
500,000	9.875%, 02/01/2021[2]	522,500
2,000,000	7.875%, 04/01/2020[2]	1,995,000
	R.R. Donnelley & Sons Co.
650,000	8.250%, 03/15/2019	683,313
250,000	8.875%, 04/15/2021	250,937
1,000,000	7.000%, 02/15/2022	930,000
	Transfield Services Ltd.
2,500,000	8.375%, 05/15/2020[2]	2,568,750
		6,950,500
Computers & Peripherals: 0.6%
	Western Digital Corp.
500,000	7.375%, 04/01/2023[2]	511,250
1,000,000	10.500%, 04/01/2024[2]	1,005,000
		1,516,250
Construction & Engineering: 0.3%
	Michael Baker International LLC
1,000,000	8.250%, 10/15/2018[2]	870,000

Construction Materials: 1.4%
	Associated Asphalt Partners LLC
2,000,000	8.500%, 02/15/2018[2]	2,035,000
	Rain CII Carbon LLC
2,250,000	8.000%, 12/01/2018[2]	1,878,750
		3,913,750
Consumer Finance: 1.1%
	Ally Financial, Inc.
300,000	3.500%, 07/18/2016	300,900
1,000,000	3.250%, 11/05/2018	986,000
1,000,000	8.000%, 12/31/2018	1,082,500
	Enova International, Inc.
800,000	9.750%, 06/01/2021	572,000
		2,941,400
Containers & Packaging: 0.4%
	Ardagh Packaging Finance Plc
1,000,000	6.250%, 01/31/2019[2]	994,375

Diversified Consumer Services: 1.1%
	Outerwall, Inc.
2,500,000	6.000%, 03/15/2019	2,137,500
	Regis Corp.
1,025,000	5.500%, 12/02/2019[2]	1,019,875
		3,157,375
Diversified Financial Services: 0.4%
	Icahn Enterprises L.P.
750,000	3.500%, 03/15/2017	750,000

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2016

Principal
Amount		Value
Diversified Consumer Services: 0.4% (Continued)
	Intrepid Aviation Group Holdings LLC
$250,000	8.250%, 07/15/2017[2]	$235,000
200,000	6.875%, 02/15/2019[2]	165,500
		1,150,500
Diversified Telecommunication Services: 0.8%
	West Corp.
2,500,000	5.375%, 07/15/2022[2]	2,302,625

Electrical Equipment: 0.7%
	Power Solutions International, Inc.
2,000,000	5.500%, 05/01/2018[2,4]	1,863,092

Electronic Equipment, Instruments
& Components: 0.5%
	KEMET Corp.
2,000,000	10.500%, 05/01/2018	1,475,000

Food & Staples Retailing: 5.1%
	BI-LO LLC
2,000,000	8.625% Cash or 9.375%
	PIK, 09/15/2018[2]	1,532,500
	KeHE Distributors LLC
2,500,000	7.625%, 08/15/2021[2]	2,400,000
	Rite Aid Corp.
2,500,000	9.250%, 03/15/2020	2,631,250
	Tesco Plc
2,500,000	2.700%, 01/05/2017[2]	2,503,530
	Tops Holding II Corp.
2,595,000	8.750%, 06/15/2018	2,530,125
	US Foods, Inc.
2,500,000	8.500%, 06/30/2019	2,578,125
		14,175,530
Food Products: 1.3%
	Hearthside Group Holdings LLC
985,000	6.500%, 05/01/2022[2]	842,175
	Shearer’s Foods LLC
1,500,000	9.000%, 11/01/2019[2]	1,578,750
	Simmons Foods, Inc.
1,500,000	7.875%, 10/01/2021[2]	1,267,500
		3,688,425
Health Care Providers & Services: 1.7%
	CHS / Community Health Systems, Inc.
2,500,000	8.000%, 11/15/2019	2,446,875
	Hanger, Inc.
2,500,000	9.125%, 11/15/2018	2,237,500
		4,684,375
Hotels, Restaurants & Leisure: 3.0%
	Boyd Gaming Corp.
3,000,000	9.000%, 07/01/2020	3,180,000
	Carrols Restaurant Group, Inc.
1,250,000	8.000%, 05/01/2022	1,346,875
	MGM Resorts International
500,000	10.000%, 11/01/2016	522,092
750,000	7.625%, 01/15/2017	780,000
	Ruby Tuesday, Inc.
2,500,000	7.625%, 05/15/2020	2,462,500
		8,291,467
Household Durables: 0.9%
	Century Intermediate Holding Co.
2,500,000	9.750% Cash or 10.500%
	PIK, 02/15/2019[2]	2,543,750

Independent Power & Renewable
Electricity Producers: 0.6%
	NRG Energy, Inc.
1,500,000	8.250%, 09/01/2020	1,518,750

IT Services: 0.2%
	Unisys Corp.
500,000	6.250%, 08/15/2017	504,375

Leisure Products: 0.4%
	Smith & Wesson Holding Corp.
1,000,000	5.000%, 07/15/2018[2]	1,015,000

Machinery: 1.0%
	Navistar International Corp.
1,000,000	8.250%, 11/01/2021	735,000
	Waterjet Holdings, Inc.
2,065,000	7.625%, 02/01/2020[2]	2,065,000
		2,800,000
Media: 1.7%
	Lions Gate Entertainment Corp.
500,000	5.250%, 08/01/2018	512,500
	MDC Partners, Inc.
1,500,000	6.750%, 04/01/2020[2]	1,551,563
1,500,000	6.500%, 05/01/2024[2]	1,535,625
	NAI Entertainment Holdings
1,000,000	5.000%, 08/01/2018[2]	1,018,750
		4,618,438
Metals & Mining: 0.4%
	Coeur Mining, Inc.
225,000	7.875%, 02/01/2021	181,687

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2016

Principal
Amount		Value
Metals & Mining: 0.4% (Continued)
	Hecla Mining Co.
$1,200,000	6.875%, 05/01/2021	$972,000
		1,153,687
Multiline Retail: 0.1%
	Bon-Ton Department Stores, Inc.
400,000	10.625%, 07/15/2017	332,000

Oil, Gas & Consumable Fuels: 2.2%
	Calumet Specialty
	Products Partners L.P.
100,000	6.500%, 04/15/2021	71,500
750,000	7.625%, 01/15/2022	534,375
1,000,000	7.750%, 04/15/2023	685,000
	Genesis Energy L.P. / Genesis
	Energy Finance Corp.
1,500,000	6.750%, 08/01/2022	1,395,000
	Global Partners / GLP Finance Corp.
2,000,000	6.250%, 07/15/2022	1,500,000
	NGL Energy Partners L.P.
750,000	6.875%, 10/15/2021	446,250
	Targa Resources Partners L.P.
1,000,000	5.000%, 01/15/2018	1,002,500
	Vanguard Natural Resources LLC
3,000,000	7.875%, 04/01/2020	442,500
		6,077,125
Paper & Forest Products: 0.5%
	Resolute Forest Products, Inc.
2,000,000	5.875%, 05/15/2023	1,360,000

Pharmaceuticals: 0.5%
	VPII Escrow Corp.
1,500,000	6.750%, 08/15/2018[2]	1,368,750

Road & Rail: 0.9%
	Hertz Corp.
2,500,000	7.500%, 10/15/2018	2,546,250

Semiconductors & Semiconductor Equipment: 0.4%
	Global A&T Electronics Ltd.
1,000,000	10.000%, 02/01/2019[2]	642,500
500,000	10.000%, 02/01/2019[2]	321,250
		963,750
Specialty Retail: 0.9%
	Caleres, Inc.
2,500,000	6.250%, 08/15/2023	2,512,500

Thrifts & Mortgage Finance: 0.8%
	Nationstar Mortgage Holdings, Inc.
2,000,000	9.625%, 05/01/2019	2,077,500

Tobacco: 0.3%
	Alliance One International, Inc.
1,250,000	9.875%, 07/15/2021	957,812

Trading Companies & Distributors: 1.4%
	International Lease Finance Corp.
1,700,000	5.750%, 05/15/2016	1,704,733
1,250,000	8.750%, 03/15/2017	1,319,875
750,000	8.875%, 09/01/2017	808,500
		3,833,108
Wireless Telecommunication Services: 0.9%
	T-Mobile USA, Inc.
2,500,000	6.464%, 04/28/2019	2,562,500

Total Corporate Bonds
(Cost $122,560,538)		114,460,465

Convertible Bonds: 2.0%

Electronic Equipment, Instruments
& Components: 0.3%
	InvenSense, Inc.
1,000,000	1.750%, 11/01/2018	921,250

IT Services: 0.7%
	Unisys Corp.
2,000,000	5.500%, 03/01/2021[2]	1,997,500

Machinery: 0.9%
	Chart Industries, Inc.
2,500,000	2.000%, 08/01/2018	2,232,812
	Navistar International Corp.
150,000	4.500%, 10/15/2018	90,188
		2,323,000
Metals & Mining: 0.1%
	A.M. Castle & Co.
500,000	7.000%, 12/15/2017	235,000

Total Convertible Bonds
(Cost $5,804,474)		5,476,750

Total Bonds
(Cost $128,365,012)		119,937,215

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2016

Shares	Value
Short-Term Investments: 7.1%

19,691,509	Federated U.S. Treasury
Cash Reserves – Class I, 0.165%[5]	$19,691,509
Total Short-Term Investments
(Cost $19,691,509)	19,691,509
Total Investments in Securities: 99.4%
(Cost $261,700,365)	274,948,863
Other Assets in Excess of Liabilities: 0.6%	1,593,923
Total Net Assets: 100.0%	$276,542,786

ADR – American Depositary Receipt
PIK – Payment-in-kind – represents the security may pay interest in additional par.
[1]	Non-income producing security.
[2]
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At March 31, 2016, the value of these securities amounted to $54,636,936, or 19.8% of net assets.

[3]	All or a portion of this security is considered illiquid. As of March 31, 2016, the total market value of illiquid securities was $393,680 or 0.1% of net assets.
[4]	Security is fair valued under supervision of the Board of Trustees and categorized as a Level 3 security. (See Note 2A).
[5]	Annualized seven-day yield as of March 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Institutional Equity Fund (the “Fund”) generated a -11.93% total return for the 12-month period ending March 31, 2016, trailing its benchmark, the S&P 500 Index (the “S&P 500”), which returned 1.78% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The past fiscal year was marked by heightened recessionary concerns and increased volatility as investors grappled with the implications of a stronger U.S. dollar, slower growth in China and emerging markets and collapsing commodity prices. In response we saw investors flock to “safer” assets in the second fiscal quarter related to China’s decision to let its currency devalue versus the U.S. dollar. This was read by global markets as tacit acknowledgement by the Chinese authorities that China’s growth was flagging and needed a lift from a weaker currency. Given the leading role that China has played in driving global growth over the past decade, investors ran for the exits, fearful that a recession in China could trigger a global recession. Then in the third fiscal quarter the stock market rebounded as it appeared those fears were overblown and the Federal Reserve took its first step in normalizing interest rates.  Throughout the fiscal year much of the performance in the market has been concentrated in mega-cap stocks. This is evidenced by observing that the 50 largest market cap stocks within the broad Russell 3000 Index gained 5.9% on average over the past 12 months ending March 31, 2016 while the largest 1,000 stocks gained a nominal 0.5%. The next 2000 stocks actually dropped in value by 9.8% over the same period.

Portfolio Review

The 12-month period ending March 31, 2016 was challenging for the Fund, which posted disappointing performance on both an absolute basis and relative to the S&P 500. In terms of absolute performance, the second fiscal quarter accounted for most of the Fund’s loss, reflecting a global sell off originating in China as well as a steep decline in energy prices, to which our energy infrastructure stocks were not immune. For several years, it has been apparent to us that the U.S. and the rest of the world have entered a new era of energy abundance featuring lower prices and higher volumes—a stark change to the world we have known for the past 40 years. In this new landscape, we focused on non-commodity energy companies that could grow and prosper simply based on volume growth. This led us to infrastructure companies such as pipeline and storage facilities. We thought these stocks would hold up even in a weak commodity price environment owing to rising throughput volumes, cash flows and distributions to shareholders. Unfortunately, these stocks got hit just as hard as many of the commodity producers even though our companies continued to grow volumes, earnings, cash flows and distributions, as we expected. Short term this has hurt the Fund, but longer term we expect these strong companies to rebound as they continue to grow their distributions to shareholders.

Relative to the S&P 500, the majority of value detraction came in the second and third fiscal quarters. Besides being overweight in the energy sector, the Fund also fared worse than the benchmark due to our position in Valeant Pharmaceuticals, which has since been sold but not before the stock fell significantly during both quarters as it became an object of considerable controversy. We decided to exit the position last October, when we became concerned that the company’s growth may well face considerable obstacles in the months and quarters ahead. Although the stock performed very well for the Fund over the long term, the drop from its high hurt performance in 2015.

In addition, the past 12 months overall saw a handful of mega-cap blue chip U.S. stocks drive performance as investors sought safety amidst macro uncertainty. Our Fund has struggled to keep up in this environment in part because we have stayed true to our discipline of running a multi-cap, non-benchmark oriented, value influenced portfolio. We intentionally chart our own course and do not chase or follow the trend of the moment. This means that we can be temporarily out-of-sync with the market as we focus on protecting and growing our investors’ capital. In addition, when we make mistakes (as any manager will from time to time), they can have a larger impact on our short-term results given our active, high conviction, concentrated portfolio.

On the positive side, our investments in Information Technology performed quite nicely, beating their counterparts in the S&P 500 as well as every other sector of the benchmark. The Fund’s allocation differential in Financials versus the benchmark and its overweight in Utilities throughout the fiscal year also provided a modest boost to relative returns.

Institutional Equity Fund | Portfolio Managers’ Review

Outlook & Portfolio Positioning

Looking ahead we believe that investor ambivalence and mood swings will persist for some time as the market assesses the ability of the U.S. to continue growing against a backdrop of anemic global growth and a strong U.S. dollar. We think odds favor continued sub-par economic growth both in the U.S. and around the world. Now that the China growth boom is over, we simply do not see any other engine of global growth waiting to take its place. This suggests that investors may suffer continued periodic anxiety over the possibility of global recession. On the positive side, continued low inflation and low interest rates would seem consistent with this economic environment. This may create trading opportunities for the adroit and reward longer term investors who can correctly identify companies that can sustain attractive growth rates in the current sluggish macro-economic environment.

While we are not chasing the narrow set of large, expensive stocks that have been dominating the market, we have been quite active over the past nine months; repositioning the Fund’s holdings into the kind of companies we think will perform well in a slow growth, low inflation world in which financial leverage may remain problematic. In practice, this means we are focusing the Fund on strong companies that can grow in a challenging economic environment and continue to generate ample free cash flow. We were able to add several new positions during the market sell off in January/February and also added to some existing positions on the weakness. We remain singularly focused on finding and owning great or improving companies with good management, where we have a differentiated view on the company’s future prospects and we think that the downside risk is far outweighed by the potential upside.

The Osterweis Institutional Equity Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks may increase for emerging markets. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

Institutional Equity Fund | Fund Overview (Unaudited)

Average Annual Total Returns
Periods Ended March 31, 2016
			Since Inception
	1 Yr.	3 Yr.	(July 31, 2012)
Osterweis Institutional Equity Fund	-11.93%	4.76%	8.81%
S&P 500 Index	1.78	11.82	13.99
Gross/Net Expense Ratio as of 3/31/2016: 1.28%/1.00%
Gross/Net Expense Ratio as of 3/31/2015: 1.13%/1.00%1
1  As of most recent Prospectus dated June 30, 2015.

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.

Growth of $100K (Inception to 3/31/2016)

This chart illustrates the performance of a hypothetical $100,000 investment made on July 31, 2012 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation

Top Ten Equity Holdings
Charter Communications, Inc. – Class A	5.6%
Alphabet, Inc. – Class C	5.3
Liberty Global Plc	4.4
GlaxoSmithKline Plc	4.3
Crown Holdings, Inc.	4.3
EPR Properties	4.3
Diageo Plc	4.2
Allergan Plc	4.1
Perrigo Co. Plc	4.1
American Water Works Co., Inc.	3.9
Total	44.5%

Fund holdings are subject to change.

Institutional Equity Fund | Schedule of Investments at March 31, 2016

Shares		Value
Common Stocks: 86.2%

Aerospace & Defense: 1.6%
2,880	Boeing Co.	$365,587

Beverages: 4.2%
8,825	Diageo Plc – ADR	951,953

Containers & Packaging: 9.7%
10,740	Berry Plastics Group, Inc.[1]	388,251
19,725	Crown Holdings, Inc.[1]	978,163
52,665	Owens-Illinois, Inc.[1]	840,533
		2,206,947
Energy Equipment & Services: 1.8%
11,290	Halliburton Co.	403,279

Health Care Equipment & Supplies: 2.0%
2,990	Teleflex, Inc.	469,460

Household Durables: 0.9%
17,375	TRI Pointe Homes, Inc.[1]	204,678

Independent Power & Renewable
Electricity Producers: 2.9%
15,125	NRG Yield, Inc. – Class A	205,246
31,485	NRG Yield, Inc. – Class C	448,347
		653,593
Industrial Conglomerates: 3.8%
27,065	General Electric Co.	860,396

Insurance: 3.0%
1,360	Alleghany Corp.[1]	674,832

Internet & Catalog Retail: 2.2%
19,535	Liberty Interactive Corp. – Class A1	493,259

Internet Software & Services: 7.3%
1,621	Alphabet, Inc. – Class C1	1,207,564
18,820	eBay, Inc.[1]	449,045
		1,656,609
Media: 13.8%
6,245	Charter Communications,
	Inc. – Class A1	1,264,175
24,467	Cinemark Holdings, Inc.	876,653
26,740	Liberty Global Plc[1]	1,004,354
		3,145,182
Pharmaceuticals: 22.1%
3,515	Allergan Plc[1]	942,125
6,385	Bayer AG – ADR	748,961
24,240	GlaxoSmithKline Plc – ADR	982,932
7,105	Johnson & Johnson	768,761
8,915	Novartis AG – ADR	645,803
7,310	Perrigo Co. Plc	935,168
		5,023,750
Road & Rail: 3.8%
10,760	Union Pacific Corp.	855,958

Trading Companies & Distributors: 3.2%
22,740	Air Lease Corp.	730,409

Water Utilities: 3.9%
12,810	American Water Works Co., Inc.	882,993

Total Common Stocks
(Cost $16,536,946)		19,578,885

Partnerships & Trusts: 5.2%

Oil, Gas & Consumable Fuels: 5.2%
19,665	Enterprise Products Partners L.P.	484,152
10,235	Magellan Midstream Partners L.P.	704,168
		1,188,320
Total Partnerships & Trusts
(Cost $734,354)		1,188,320

Real Estate Investment Trusts: 4.3%

14,590	EPR Properties	971,986
Total Real Estate Investment Trusts
(Cost $818,420)		971,986

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Schedule of Investments at March 31, 2016

Shares	Value
Short-Term Investments: 3.7%

841,488	Federated U.S. Treasury
Cash Reserves – Class I, 0.165%[2]	$841,488
Total Short-Term Investments
(Cost $841,488)	841,488
Total Investments in Securities: 99.4%
(Cost $18,931,208)	22,580,679
Other Assets in Excess of Liabilities: 0.6%	128,288
Total Net Assets: 100.0%	$22,708,967

ADR – American Depositary Receipt
[1]	Non-income producing security.
[2]	Annualized seven-day yield as of March 31, 2016.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2016

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
ASSETS
Investments in securities, at value
(cost $551,334,571, $5,009,375,400, $261,700,365
and $18,931,208, respectively) (Note 2)	$718,654,823	$4,661,127,504	$274,948,863	$22,580,679
Receivables:
Investment securities sold	3,235,431	45,684,218	1,411,484	122,914
Fund shares sold	182,495	11,259,604	11,098	—
Dividends and interest	1,756,457	91,725,689	3,060,236	97,398
Prepaid expenses	12,441	46,102	7,638	8,668
Total assets	723,841,647	4,809,843,117	279,439,319	22,809,659

LIABILITIES
Payables:
Investment securities purchased	3,761,157	26,876,033	2,541,612	56,256
Fund shares redeemed	1,951,684	12,174,373	42,069	—
Investment advisory fees, net	562,252	2,902,997	233,340	3,498
Administration fees	44,147	301,153	16,524	2,227
Custody fees	8,573	42,000	3,980	2,087
Fund accounting fees	17,156	94,568	12,811	5,243
Transfer agent fees	57,632	376,822	9,539	3,541
Trustee fees	11,594	27,914	3,493	2,242
Chief Compliance Officer fees	1,500	1,500	1,500	1,500
Other accrued expenses	51,702	161,404	31,665	24,098
Total liabilities	6,467,397	42,958,764	2,896,533	100,692

NET ASSETS	$717,374,250	$4,766,884,353	$276,542,786	$22,708,967

COMPUTATION OF NET ASSET VALUE
Net assets	$717,374,250	$4,766,884,353	$276,542,786	$22,708,967
Shares issued and outstanding (unlimited number of
shares authorized without par value)	28,531,206	450,838,916	20,768,423	2,293,406
Net asset value, offering and redemption price per share	$25.14	$10.57	$13.32	$9.90

COMPONENTS OF NET ASSETS
Paid-in capital	$558,480,837	$5,382,704,171	$275,674,809	$20,559,522
Undistributed net investment income (loss)	4,224,381	11,867,266	1,550,571	(133,682)
Undistributed (accumulated) net realized
gain (loss) on investments	(12,651,220)	(279,439,188)	(13,931,092)	(1,366,344)
Net unrealized appreciation (depreciation) on investments	167,320,252	(348,247,896)	13,248,498	3,649,471
Net assets	$717,374,250	$4,766,884,353	$276,542,786	$22,708,967

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year Ended March 31, 2016

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
INVESTMENT INCOME
Dividends from unaffiliated investments (net of $122,094, $0, $33,911
and $7,545, respectively, in foreign withholding taxes)	$10,340,357	$3,155,479	$2,407,224	$459,228
Dividends from affiliated investments	1,384,612	—	444,826	78,237
Interest	49,744	354,256,370	8,675,882	350
Total investment income	11,774,713	357,411,849	11,527,932	537,815

EXPENSES (Note 3)
Investment advisory fees	7,882,305	40,339,790	3,123,939	308,097
Administration fees	298,084	1,886,546	105,823	13,223
Transfer agent fees	503,863	3,318,044	83,726	23,163
Fund accounting fees	120,723	624,224	81,908	30,395
Custody fees	55,066	280,293	27,487	11,478
Registration fees	27,834	87,936	26,215	18,884
Reports to shareholders	56,384	297,006	13,827	1,823
Audit fees	27,064	27,022	24,530	22,036
Trustee fees	31,919	122,877	14,941	9,339
Miscellaneous expense	28,740	144,569	13,546	6,330
Chief Compliance Officer fees	8,975	8,975	8,975	8,975
Interest expense	—	—	—	2,339
Legal fees	4,120	4,537	4,538	4,537
Insurance expense	3,531	8,437	2,823	2,554
Total expenses	9,048,608	47,150,256	3,532,278	463,173
Fees waived by the Adviser	—	—	—	(100,006)
Net expenses	9,048,608	47,150,256	3,532,278	363,167
Net investment income	2,726,105	310,261,593	7,995,654	174,648

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on unaffiliated
investments and foreign currency	157,553,085	(186,877,033)	(1,822,697)	1,173,780
Net realized loss on affiliated investments	(39,807,732)	—	(9,704,342)	(1,975,587)
Change in net unrealized appreciation/depreciation
on investments and foreign currency	(229,559,601)	(281,078,652)	(28,498,452)	(4,666,300)
Net realized and unrealized loss on
investments and foreign currency	(111,814,248)	(467,955,685)	(40,025,491)	(5,468,107)
Net decrease in net assets resulting from operations	$(109,088,143)	$(157,694,092)	$(32,029,837)	$(5,293,459)

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,726,105	$8,703,807
Net realized gain on unaffiliated investments and foreign currency	157,553,085	69,964,454
Net realized loss on affiliated investments	(39,807,732)	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency	(229,559,601)	16,643,522
Net increase (decrease) in net assets resulting from operations	(109,088,143)	95,311,783

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,790,711)	(16,002,595)
From realized gains	(143,900,216)	(79,526,603)
Total distributions to shareholders	(147,690,927)	(95,529,198)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in
outstanding shares (a)	(204,013,631)	14,879,477
Total increase (decrease) in net assets	(460,792,701)	14,662,062

NET ASSETS
Beginning of year	1,178,166,951	1,163,504,889
End of year	$717,374,250	$1,178,166,951
Undistributed net investment income	$4,224,381	$8,932,710

(a)  Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	3,514,285	$102,473,078	5,892,589	$208,711,932
Shares issued in reinvestment of distributions	5,670,203	141,244,757	2,453,977	79,238,883
Shares redeemed (b)	(14,414,364)	(447,731,466)	(7,746,180)	(273,071,338)
Net increase (decrease)	(5,229,876)	$(204,013,631)	600,386	$14,879,477

(b)	Net of redemption fees of $— and $3,403, respectively. Effective June 30, 2014 a 2.00% redemption fee on shares redeemed within 30 days was eliminated.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$310,261,593	$365,289,523
Net realized loss on unaffiliated investments and foreign currency	(186,877,033)	(85,213,312)
Change in net unrealized depreciation on investments and foreign currency	(281,078,652)	(215,046,651)
Net increase (decrease) in net assets resulting from operations	(157,694,092)	65,029,560

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(315,139,071)	(365,732,330)
From realized gains	—	(9,551,934)
Total distributions to shareholders	(315,139,071)	(375,284,264)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(790,491,996)	(542,272,139)
Total decrease in net assets	(1,263,325,159)	(852,526,843)

NET ASSETS
Beginning of year	6,030,209,512	6,882,736,355
End of year	$4,766,884,353	$6,030,209,512
Undistributed net investment income	$11,867,266	$16,744,744

(a)  Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	173,332,215	$1,919,676,180	204,080,987	$2,401,366,713
Shares issued in reinvestment of distributions	25,254,838	276,043,142	28,309,250	328,322,081
Shares redeemed (b)	(273,758,372)	(2,986,211,318)	(280,653,917)	(3,271,960,933)
Net decrease	(75,171,319)	$(790,491,996)	(48,263,680)	$(542,272,139)

(b)	Net of redemption fees of $— and $49,203, respectively. Effective June 30, 2014 a 2.00% redemption fee on shares redeemed within 30 days was eliminated.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$7,995,654	$7,483,599
Net realized gain (loss) on unaffiliated investments and foreign currency	(1,822,697)	4,217,065
Net realized loss on affiliated investments	(9,704,342)	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency	(28,498,452)	6,562,348
Net increase (decrease) in net assets resulting from operations	(32,029,837)	18,263,012

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(8,077,603)	(7,703,009)
From realized gains	(3,848,194)	(6,250,003)
Total distributions to shareholders	(11,925,797)	(13,953,012)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)	(18,821,726)	55,640,993
Total increase (decrease) in net assets	(62,777,360)	59,950,993

NET ASSETS
Beginning of year	339,320,146	279,369,153
End of year	$276,542,786	$339,320,146
Undistributed net investment income	$1,550,571	$2,221,831

(a)  Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	2,012,862	$29,356,054	5,403,038	$82,805,641
Shares issued in reinvestment of distributions	861,132	11,358,340	916,278	13,231,055
Shares redeemed (b)	(4,230,965)	(59,536,120)	(2,629,486)	(40,395,703)
Net increase (decrease)	(1,356,971)	$(18,821,726)	3,689,830	$55,640,993

(b)	Net of redemption fees of $— and $233, respectively. Effective June 30, 2014 a 2.00% redemption fee on shares redeemed within 30 days was eliminated.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2016	March 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$174,648	$518,204
Net realized gain (loss) on unaffiliated investments and foreign currency	1,173,780	7,135,451
Net realized loss on affiliated investments	(1,975,587)	(55,098)
Change in net unrealized depreciation on investments and foreign currency	(4,666,300)	(2,929,897)
Net increase (decrease) in net assets resulting from operations	(5,293,459)	4,668,660

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(230,559)	(620,275)
From realized gains	(5,810,575)	(3,445,959)
Total distributions to shareholders	(6,041,134)	(4,066,234)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)	(9,734,992)	(14,048,971)
Total decrease in net assets	(21,069,585)	(13,446,545)

NET ASSETS
Beginning of year	43,778,552	57,225,097
End of year	$22,708,967	$43,778,552
Undistributed net investment income	$(133,682)	$321,009

(a)  Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2016		March 31, 2015
	Shares	Value	Shares	Value
Shares sold	137,091	$1,674,900	972,000	$12,615,725
Shares issued in reinvestment of distributions	601,277	5,862,454	323,745	4,066,234
Shares redeemed	(1,664,244)	(17,272,346)	(2,235,735)	(30,730,930)
Net decrease	(925,876)	$(9,734,992)	(939,990)	$(14,048,971)

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$34.90	$35.09	$32.08	$27.80	$28.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.09	0.26	0.39	0.14	0.25
Net realized and unrealized gain (loss) on investments	(4.10)	2.55	5.42	5.21	(0.63)
Total from investment operations	(4.01)	2.81	5.81	5.35	(0.38)

LESS DISTRIBUTIONS:
From net investment income	(0.15)	(0.50)	(0.26)	(0.62)	—
From net realized gain	(5.60)	(2.50)	(2.54)	(0.45)	(0.30)
Total distributions	(5.75)	(3.00)	(2.80)	(1.07)	(0.30)
Paid-in capital from redemption fees (Note 2)	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$25.14	$34.90	$35.09	$32.08	$27.80
Total return	(11.35)%	8.70%	18.55%	19.84%	(1.21)%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$717.4	$1,178.2	$1,163.5	$930.1	$1,088.6

Portfolio turnover rate	20%	29%	31%	24%	31%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.02%	0.98%	1.01%	1.03%	0.98%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	0.31%	0.74%	1.14%	0.50%	0.94%

[1]	Calculated using the average shares outstanding method.
[2]	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$11.46	$11.99	$11.86	$11.56	$11.80

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.60	0.63	0.58	0.63	0.65
Net realized and unrealized gain (loss) on investments	(0.87)	(0.50)	0.09	0.31	(0.11)
Total from investment operations	(0.27)	0.13	0.67	0.94	0.54

LESS DISTRIBUTIONS:
From net investment income	(0.62)	(0.64)	(0.53)	(0.64)	(0.67)
From net realized gain	—	(0.02)	(0.01)	—	(0.11)
Total distributions	(0.62)	(0.66)	(0.54)	(0.64)	(0.78)
Paid-in capital from redemption fees (Note 2)	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$10.57	$11.46	$11.99	$11.86	$11.56
Total return	(2.39)%	1.12%	5.78%	8.34%	4.75%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$4,766.9	$6,030.2	$6,882.7	$3,256.6	$2,253.9

Portfolio turnover rate	31%	58%	75%	82%	87%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.82%	0.82%	0.85%	0.91%	0.92%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	5.42%	5.38%	4.91%	5.43%	5.58%

[1]	Calculated using the average shares outstanding method.
[2]	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each year

	Year Ended March 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$15.34	$15.15	$13.45	$11.79	$11.65

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[1]	0.37	0.38	0.40	0.29	0.27
Net realized and unrealized gain (loss) on investments	(1.82)	0.53	1.78	1.76	0.10
Total from investment operations	(1.45)	0.91	2.18	2.05	0.37

LESS DISTRIBUTIONS:
From net investment income	(0.39)	(0.40)	(0.28)	(0.34)	(0.07)
From net realized gain	(0.18)	(0.32)	(0.20)	(0.05)	(0.16)
Total distributions	(0.57)	(0.72)	(0.48)	(0.39)	(0.23)
Paid-in capital from redemption fees (Note 2)	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$13.32	$15.34	$15.15	$13.45	$11.79
Total return	(9.40)%	6.30%	16.40%	17.65%	3.41%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$276.5	$339.3	$279.4	$176.3	$42.5

Portfolio turnover rate	44%	43%	61%	129%	160%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.13%	1.13%	1.15%	1.29%	1.48%
After fees waived or recouped	1.13%	1.13%	1.15%	1.34%	1.50%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	2.56%	2.49%	2.76%	2.34%	2.38%
After fees waived or recouped	2.56%	2.49%	2.76%	2.29%	2.36%

[1]	Calculated using the average shares outstanding method.
[2]	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Financial Highlights

For a capital share outstanding throughout each year/period

				Period From
				July 31, 2012[1]
				through
	Year Ended March 31,			March 31,
	2016	2015	2014	2013

Net asset value, beginning of year/period	$13.60	$13.76	$11.84	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income[2]	0.06	0.13	0.15	0.03
Net realized and unrealized gain (loss) on investments	(1.71)	0.98	2.19	1.82
Total from investment operations	(1.65)	1.11	2.34	1.85

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.19)	(0.09)	(0.01)
From net realized gain	(1.97)	(1.08)	(0.33)	—
Total distributions	(2.05)	(1.27)	(0.42)	(0.01)
Paid-in capital from redemption fees (Note 2)	—	—	—	0.00 [3]
Net asset value, end of year/period	$9.90	$13.60	$13.76	$11.84
Total return	(11.93)%	8.84%	19.93%	18.55%[4]

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$22.7	$43.8	$57.2	$42.1

Portfolio turnover rate	41%	41%	31%	20%[4]

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.28%	1.13%	1.13%	1.26%[5]
After fees waived or recouped	1.00%	1.00%	1.00%	1.00%[5]

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	0.20%	0.84%	1.05%	0.22%[5]
After fees waived or recouped	0.48%	0.97%	1.18%	0.48%[5]

[1]	Fund commenced operations on July 31, 2012.
[2]	Calculated using the average shares outstanding method.
[3]	Amount is less than $0.005 per share.
[4]	Not annualized.
[5]	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2016

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, and July 31, 2012, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities. The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities. The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Institutional Equity Fund is to attain long-term total returns, which it seeks by investing approximately 95% of its net assets in equity securities.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation.  All equity securities that are traded on U.S. national or foreign securities exchanges are valued either at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at March 31, 2016

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2016:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$493,301,437	$—	$—	$493,301,437
Partnerships & Trusts^	35,833,098	—	—	35,833,098
Real Estate Investment Trusts	23,637,775	—	—	23,637,775
Short-Term Investments	165,882,513	—	—	165,882,513
Total Investments in Securities	$718,654,823	$—	$—	$718,654,823

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Convertible Preferred Stocks	$—	$—	$41,508,480	$41,508,480
Corporate Bonds^*	—	3,891,082,747	65,232,268	3,956,315,015
Convertible Bonds^	—	124,193,351	—	124,193,351
Short-Term Investments	539,110,658	—	—	539,110,658
Total Investments in Securities	$539,110,658	$4,015,276,098	$106,740,748	$4,661,127,504

^ See Schedule of Investments for industry breakouts.
* See Schedule of Investments for disclosure of Level 3 securities.

Transfers were made out of Level 3 into Level 2 due to the security being priced by an independent pricing service. There were no transfers made into or out of Level 1 during the period.

Osterweis Funds | Notes to Financial Statements at March 31, 2016

The following is a reconciliation of the Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2015	$127,755,901
Accrued discounts/premiums	(1,176,136)
Realized gain (loss)	(26,306,821)
Change in unrealized appreciation (depreciation)	824,324
Purchases	53,000,000
Sales	(33,040,000)
Transfer in and/or out of Level 3	(14,316,520)
Balance as of March 31, 2016	$106,740,748
Change in unrealized appreciation (depreciation)
for Level 3 investments held at March 31, 2016:	$(4,594,560)

	Fair Value at
Type of Security	3/31/2016	Valuation Techniques	Unobservable Input	Input Value(s)
Convertible
Preferred Stocks	$41,508,480	Convertible Valuation Model	Credit Spread	4%
			Volatility	28.93
Corporate Bonds	$65,232,268	Comparable Securities	Adjustment to yield	38bps – 300bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Higher volatility would decrease price and lower volatility would increase price. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$119,606,716	$—	$—	$119,606,716
Convertible Preferred Stocks	—	—	1,064,320	1,064,320
Partnerships & Trusts^	9,227,900	—	—	9,227,900
Real Estate Investment Trusts	5,421,203	—	—	5,421,203
Corporate Bonds^*	—	112,396,609	2,063,856	114,460,465
Convertible Bonds^	—	5,476,750	—	5,476,750
Short-Term Investments	19,691,509	—	—	19,691,509
Total Investments in Securities	$153,947,328	$117,873,359	$3,128,176	$274,948,863

^ See Schedule of Investments for industry breakouts.
* See Schedule of Investments for disclosure of Level 3 securities.

Transfers were made out of Level 3 into Level 2 due to the security being priced by an independent pricing service. There were no transfers made into or out of Level 1 during the period.

Osterweis Funds | Notes to Financial Statements at March 31, 2016

The following is a reconciliation of the Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2015	$2,153,723
Accrued discounts/premiums	(18,085)
Realized gain (loss)	(447,078)
Change in unrealized appreciation (depreciation)	(49,704)
Purchases	2,000,000
Sales	(560,000)
Transfer in and/or out of Level 3	49,320
Balance as of March 31, 2016	$3,128,176
Change in unrealized appreciation (depreciation)
for Level 3 investments held at March 31, 2016:	$(149,142)

	Fair Value at
Type of Security	3/31/2016	Valuation Techniques	Unobservable Input	Input Value(s)
Convertible
Preferred Stocks	$1,064,320	Convertible Valuation Model	Credit Spread	4%
			Volatility	28.93
Corporate Bonds	$2,063,856	Comparable securities	Adjustment to yield	38bps – 300bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement. Higher volatility would decrease price and lower volatility would increase price. Increases in the adjustment to yield would decrease price and decreases in the adjustment to yield would increase price.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques. The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Institutional
Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$19,578,885	$—	$—	$19,578,885
Partnerships & Trusts^	1,188,320	—	—	1,188,320
Real Estate Investment Trusts	971,986	—	—	971,986
Short-Term Investments	841,488	—	—	841,488
Total Investments in Securities	$22,580,679	$—	$—	$22,580,679

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 securities during the period.
B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the

Osterweis Funds | Notes to Financial Statements at March 31, 2016

Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.
As of March 31, 2016, the Funds deferred, on a tax basis, post-October losses of:

Osterweis Fund	$16,699,622
Osterweis Strategic Income Fund	—
Osterweis Strategic Investment Fund	13,669,376
Osterweis Institutional Equity Fund	1,254,557

For the year ended March 31, 2016, the Funds had the following capital loss carryovers available for federal income tax purposes:

Unlimited Expiration
	Short-Term	Long-Term	Total
Osterweis Fund	$—	$—	$—
Osterweis Strategic Income Fund	$46,450,792	$232,089,069	$278,539,861
Osterweis Strategic Investment Fund	$—	$—	$—
Osterweis Institutional Equity Fund	$—	$—	$—

As of March 31, 2016, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2016, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on an identified cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund normally are declared and paid on an annual basis. Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which

Osterweis Funds | Notes to Financial Statements at March 31, 2016

the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. As of June 30, 2014 the Funds no longer assess the 2.00% redemption fee on sales of Fund shares occurring within 30 days of purchase. These fees were deducted from redemption proceeds otherwise payable to the shareholder. The Funds retained the fee charged as paid in capital and such fees became part of the Funds’ daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2016, the following adjustments were made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-In
	Income/(Loss)	Gain/(Loss)	Capital
Osterweis Fund	$(3,643,723)	$(29,477,892)	$33,121,615
Osterweis Strategic Income Fund	—	—	—
Osterweis Strategic Investment Fund	(589,311)	(440,141)	1,029,452
Osterweis Institutional Equity Fund	(398,780)	(53,717)	452,497

These differences primarily relate to foreign currency and/or disposition of certain partnership investments and equalization utilized.
J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Funds have determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

K.
Recent Accounting Pronouncement.  In May 2015, the FASB issued ASU No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent).” The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

L.	Shareholder Meeting (Unaudited). At a special meeting of the shareholders held on November 6, 2015, the Funds’ shareholders voted on two proposals:

1)	To approve an Investment Advisory Agreement between Osterweis Capital Management, Inc. and the Trust on behalf of the Osterweis Fund (for shareholders of the Osterweis Fund only).
2)
To approve an Investment Advisory Agreement between Osterweis Capital Management, LLC and the Trust on behalf of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (for shareholders of the Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund only).

Osterweis Funds | Notes to Financial Statements at March 31, 2016

At the meeting, shareholders approved the above proposals as follows:

Fund	For %	Against %	Abstain %
Osterweis Fund	97.7%	0.1%	2.2%
Osterweis Strategic Income Fund	97.8%	0.7%	1.5%
Osterweis Strategic Investment Fund	99.5%	0.1%	0.4%
Osterweis Institutional Equity Fund	100.0%	0.0%	0.0%

See the Approval of Investment Advisory Agreements in the Funds’ September 30, 2015 Semi-Annual Report for additional details.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”). Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds. As compensation for their services, the Advisers are entitled to a monthly fee. For the Osterweis Fund and Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the Osterweis Strategic Income Fund, the Adviser is entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of average daily net assets over $2.5 billion. For the Osterweis Institutional Equity Fund, the Adviser is entitled to a monthly fee at an annual rate of 0.85% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million. For the year ended March 31, 2016, the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund incurred $7,882,305, $40,339,790, $3,123,939 and $308,097, respectively, in advisory fees.

The Adviser has contractually agreed to limit expenses for the Osterweis Institutional Equity Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratios of expenses to average net assets will not exceed 1.00%. The expense cap will remain in effect until at least June 30, 2018, and may continue thereafter for an indefinite period, as determined by the Board of Trustees. The Adviser is permitted to seek reimbursement from the Osterweis Institutional Equity Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. For the year ended March 31, 2016, the Adviser waived $100,006 in fees in the Osterweis Institutional Equity Fund. As of March 31, 2016, the remaining cumulative amount the Adviser may be reimbursed was $234,905.

The Adviser may recapture a portion of the above no later than the dates as stated below:
Date of Expiration	Amount
March 31, 2017	$65,802
March 31, 2018	69,097
March 31, 2019	100,006
Total	$234,905

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds. USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator. As compensation for its services, the Administrator is entitled

Osterweis Funds | Notes to Financial Statements at March 31, 2016

to a monthly fee at an annual rate based upon the average daily net assets of the Funds. Fees paid by the Funds for Administration and Chief Compliance Officer Services for the year ended March 31, 2016 are disclosed in the Statements of Operations.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as each Fund’s custodian. Both the Distributor and Custodian are affiliates of USBFS.

Each Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”). All Arrangements must be approved by the Board of Trustees. For the year ended March 31, 2016, Sub-Transfer Agent fees incurred by the Funds, as well as fees paid to USBFS as the Transfer Agent for the Funds, were as follows:

	Sub-Transfer	Transfer
	Agent Fees	Agent Fees	Total
Osterweis Fund	$385,063	$118,800	$503,863
Osterweis Strategic Income Fund	2,462,811	675,233	3,318,044
Osterweis Strategic Investment Fund	43,562	40,164	83,726
Osterweis Institutional Equity Fund	520	22,643	23,163

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2016, are as follows:

	Purchases	Sales
Osterweis Fund	$158,129,369	$617,540,462
Osterweis Strategic Income Fund	1,497,828,374	2,321,358,208
Osterweis Strategic Investment Fund	126,362,721	158,895,889
Osterweis Institutional Equity Fund	14,042,901	29,560,664

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the year ended March 31, 2016 and the year ended March 31, 2015, were as follows:

	Ordinary Income
	March 31, 2016	March 31, 2015
Osterweis Fund	$3,790,711	$16,508,732
Osterweis Strategic Income Fund	315,139,071	365,732,330
Osterweis Strategic Investment Fund	8,077,603	8,568,746
Osterweis Institutional Equity Fund	158,949	663,896

	Long-Term Capital Gains*
	March 31, 2016	March 31, 2015
Osterweis Fund	$143,900,216	$79,020,466
Osterweis Strategic Income Fund	—	9,551,934
Osterweis Strategic Investment Fund	3,848,194	5,384,266
Osterweis Institutional Equity Fund	5,882,185	3,402,338

* Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b) (3).

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Osterweis Funds | Notes to Financial Statements at March 31, 2016

As of March 31, 2016, the components of distributable earnings on a tax basis were as follows:

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
Cost of investments	$552,055,517	$5,010,274,727	$261,943,459	$19,176,677
Gross tax unrealized appreciation	192,324,595	52,744,094	29,153,309	4,578,087
Gross tax unrealized depreciation	(25,725,289)	(401,891,317)	(16,147,905)	(1,174,085)
Net tax unrealized appreciation	166,599,306	(349,147,223)	13,005,404	3,404,002
Undistributed ordinary income	4,171,399	11,867,266	1,531,949	—
Undistributed long-term capital gain	4,792,330	—	—	—
Total distributable earnings	8,963,729	11,867,266	1,531,949	—
Other accumulated gain/(loss)	(16,669,622)	(278,539,861)	(13,669,376)	(1,254,557)
Total accumulated gain	$158,893,413	$(615,819,818)	$867,977	$2,149,445

For the Osterweis Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For the Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale deferrals.

Note 6 – Investments in Affiliates

Affiliated companies, as defined in Section 2 (a) (3) of the 1940 Act, are companies 5% or more of whose outstanding voting shares are held by the Funds and the Advisers. For the year ended March 31, 2016 the Funds had the following transactions with affiliated companies:

Osterweis Fund

As of March 31, 2016, there were no securities of affiliated issuers held in the Osterweis Fund.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
Issuer	2015	Purchases	Sales	2016	(Loss)	Income	2016	Cost
Cone Midstream Partners L.P.	998,985	—	998,985	—	$(15,517,507)	$—	$—	$—
New Senior Investment
Group, Inc.	1,413,000	—	1,413,000	—	(11,495,676)	793,134	—	—
PHH Corp.	1,054,720	—	1,054,720	—	(3,868,129)	—	—	—
Stonegate Mortgage Corp.	597,995	—	597,995	—	(6,500,901)	—	—	—
							$—	$—
VTTI Energy Partners L.P.*	545,510	—	452,143	93,367	(2,425,519)	591,478	$1,727,290	$1,960,707
Total					$(39,807,732)	$1,384,612

* The security is not an affiliate at March 31, 2016.

Osterweis Funds | Notes to Financial Statements at March 31, 2016

Osterweis Strategic Investment Fund

As of March 31, 2016, there were no any securities of affiliated issuers held in the Osterweis Strategic Investment Fund.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
Issuer	2015	Purchases	Sales	2016	(Loss)	Income	2016	Cost
Cone Midstream Partners L.P.	225,280	—	225,280	—	$(3,213,532)	$—	$—	$—
New Senior Investment
Group, Inc.	356,137	—	356,137	—	(3,116,225)	267,103	—	—
PHH Corp.	180,290	—	180,290	—	(1,175,764)	—	—	—
Stonegate Mortgage Corp.	117,940	—	117,940	—	(1,523,112)	—	—	—
							$—	$—
VTTI Energy Partners L.P.*	164,980	—	143,700	21,280	(675,709)	177,723	$393,680	$446,880
Total					$(9,704,342)	$444,826

* The security is not an affiliate at March 31, 2016.

Osterweis Institutional Equity Fund

As of March 31, 2016, there were no securities of affiliated issuers held in the Osterweis Institutional Equity Fund.
	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
Issuer	2015	Purchases	Sales	2016	(Loss)	Income	2016	Cost
Cone Midstream Partners L.P.	51,715	—	51,715	—	$(754,237)	$—	$—	$—
New Senior Investment
Group, Inc.	76,171	—	76,171	—	(625,663)	54,552	—	—
PHH Corp.	37,390	—	37,390	—	(183,591)	—	—	—
Stonegate Mortgage Corp.	36,370	—	36,370	—	(311,138)	—	—	—
VTTI Energy Partners L.P.	22,395	—	22,395	—	(100,958)	23,685	—	—
Total					$(1,975,587)	$78,237	$—	$—

Note 7 – Line of Credit

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. The maximum lines of credit as of March 31, 2016 for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund are $100,000,000, $300,000,000, $30,000,000 and $10,000,000, respectively. For the year ended March 31, 2016, the average interest rate on the outstanding principal amount for the Osterweis Institutional Equity Fund was 3.50%. Advances are not collateralized by a first lien against each Fund’s assets.  During the year ended March 31, 2016, the average daily balances were $0, $0, $0 and $70,400, respectively. The maximum amounts outstanding during the year ended March 31, 2016 were $0, $0, $0 and $6,397,000, respectively. Interest expenses for the year ended March 31, 2016 are disclosed in the Statement of Operations. At March 31, 2016, none of the Funds had a line of credit payable balance.

Report of Independent Registered Public Accounting Firm

To the Shareholders of
Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund, each a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedules of investments, as of March 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (with respect to Osterweis Institutional Equity Fund, the financial highlights for each of the three years in the period then ended and for the period July 31, 2012 (commencement of operations) through March 31, 2013).  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of March 31, 2016 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund as of March 31, 2016, and the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2016

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2016 (Unaudited)

As a shareholder of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 – March 31, 2016).

Actual Expenses

The first line of each Fund’s table provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The examples include, but not limited to, investment advisory, fund accounting, custody and transfer agent fees. However, the examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund’s table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of each Fund’s table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Osterweis Funds | Expense Examples For the Six Months Ended March 31, 2016 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	October 1, 2015	March 31, 2016	During the Period*
Osterweis Fund
Actual	$1,000.00	$1,013.30	$5.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.80	$5.25

Osterweis Strategic Income Fund
Actual	$1,000.00	$ 987.10	$4.12
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.85	$4.19

Osterweis Strategic Investment Fund
Actual	$1,000.00	$1,000.60	$5.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.25	$5.81

Osterweis Institutional Equity Fund
Actual	$1,000.00	$1,021.20	$5.05
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.00	$5.05

*
The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund were 1.04%, 0.83%, 1.15% and 1.00% (reflecting fee waivers in effect), respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 (to reflect the one half-year period).

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Age	with the	of Time	Principal Occupation	Overseen	During Past
and Address	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	4	Director, PNC
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		Fund, Inc.
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset
Fund Services, LLC			Management (investment adviser and manager)
2020 E. Financial Way			and formerly, President, Value Line, Inc.
Suite 100			(investment advisory and financial publishing firm).
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	4	The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation; The
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director, Rockefeller		Univ. of Virginia
Fund Services, LLC			& Co. (Investment Manager and Financial Advisor);		Law School Fdn.
2020 E. Financial Way			formerly, Senior Vice President, Norton Simon, Inc.
Suite 100			(international consumer products conglomerate).
Glendora, CA 91741

Eric W. Falkeis	Trustee	Indefinite	Chief Operating Officer, Direxion Fund since 2013;	4	Interested
(born 1973)		Term; Since	formerly, Senior Vice President and Chief Financial		Trustee, Direxion
c/o U.S. Bancorp		September	Officer (and other positions), U.S. Bancorp Fund		Funds Trust,
Fund Services, LLC		2011.	Services, LLC (1997 – 2013).		Direxion ETF Trust
2020 E. Financial Way					and Direxion
Suite 100					Variable Trust.
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite	Formerly President and Founder, National Investor	4	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Osterweis Funds | Trustees and Executive Officers (Unaudited)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Age	with the	of Time	Principal Occupation	Overseen	During Past
and Address	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive Vice	4	Independent
(born 1950)		Term; Since	President, Investment Company Administration, LLC		Trustee, The
c/o U.S. Bancorp		May 1991.	(mutual fund administrator).		Managers Fund;
Fund Services, LLC					Trustee, Managers
2020 E. Financial Way					AMG Fund, Aston
Suite 100					Fund; Advisory
Glendora, CA 91741					Board Member,
Sustainable
Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Officers of the Trust
Elaine E. Richards	President	Indefinite	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Term; Since	U.S. Bancorp Fund Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.
Fund Services, LLC
2020 E. Financial Way	Secretary	Indefinite
Suite 100		Term; Since
Glendora, CA 91741		February 2008.

Eric C. VanAndel	Treasurer	Indefinite	Senior Vice President, U.S. Bancorp Fund	Not	Not
(born 1975)		Term; Since	Services, LLC, since April 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		April 2013.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

James Matel	Assistant	Indefinite	Vice President (and other positions), U.S.	Not	Not
(born 1971)	Treasurer	Term; Since	Bancorp Fund Services, LLC since July 1995.	Applicable.	Applicable.
c/o U.S. Bancorp		June 2006.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Aaron J. Perkovich	Assistant	Indefinite	Vice President (and other positions), U.S.	Not	Not
(born 1973)	Treasurer	Term; Since	Bancorp Fund Services, LLC since June 2006.	Applicable.	Applicable.
c/o U.S. Bancorp		May 2014.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Osterweis Funds | Trustees and Executive Officers (Unaudited)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Positions	Length		Complex(2)	Held
Name, Age	with the	of Time	Principal Occupation	Overseen	During Past
and Address	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Officers of the Trust
Ronald Rickey	Assistant	Indefinite	Compliance Officer, U.S. Bancorp Fund Services,	Not	Not
(born 1987)	Treasurer	Term; Since	LLC since February 2011.	Applicable.	Applicable.
c/o U.S. Bancorp		November 2015.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer	Not	Not
(born 1966)	Compliance	Term; Since	(and other positions), U.S. Bancorp Fund	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	Services, LLC since August 2004.
Fund Services, LLC
615 East Michigan St.	Anti-Money	Indefinite
Milwaukee, WI 53202	Laundering	Term; Since
	Officer	July 2011.

	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

Additional Information

Federal Tax Information (Unaudited)

For the fiscal year ended March 31, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.

The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	100.00%
Osterweis Strategic Income Fund	0.96%
Osterweis Strategic Investment Fund	27.20%
Osterweis Institutional Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2016 was as follows:

Osterweis Fund	73.92%
Osterweis Strategic Income Fund	0.96%
Osterweis Strategic Investment Fund	17.02%
Osterweis Institutional Equity Fund	87.75%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code 871(k)(2)(C) for the fiscal year ended March 31, 2016 was as follows:

Osterweis Fund	0.00%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	0.00%
Osterweis Institutional Equity Fund	0.00%

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30th is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

Disclosure of the Funds’ complete holdings is required to be made quarterly within 60 days of the end of each period covered by the Annual Report and Semi-Annual Report to Funds’ shareholders and in the quarterly holdings report on Form N- Q. The Funds’ Form N- Q is available without charge, upon request, by calling toll-free at (866) 236-0050. Furthermore, these reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Information About the Funds Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and

• Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your ﬁnancial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
SCHIFF HARDIN LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Institutional Equity Fund	OSTEX	74316J524

OWRPANN – 0316

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Osterweis Fund

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$24,400	$24,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$24,400	$24,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Osterweis Strategic Investment Fund

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$21,900	$21,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

Osterweis Institutional Equity Fund

	FYE 3/31/2016	FYE 3/31/2015
Audit Fees	$19,400	$19,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,700	$2,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2016	FYE 3/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Institutional Equity

Non-Audit Related Fees	FYE 3/31/2016	FYE 3/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President, Principal Executive Officer

Date     May 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President, Principal Executive Officer

Date      May 27, 2016

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer, Principal Financial Officer

Date      May 27, 2016

* Print the name and title of each signing officer under his or her signature.